                               Netcentives Inc.
                    Incentives Management Program Agreement


     This Incentives Management Program Agreement (the "Agreement") is entered
                                                        ---------
into between Netcentives Inc., a Delaware corporation with offices at 475 Brannan Street, San Francisco, California 94107 ("Netcentives") and
                                                  -----------
coolsavings.com inc., a Michigan corporation with offices at 8755 West Higgins, Suite 100, Chicago, Illinois 60631-2708 ("CoolSavings") and shall be effective
                                          -----------
for all purposes as of March 31, 2000 (the "Effective Date").
                                            --------------

                                   Recitals

     WHEREAS, Netcentives has developed an Internet-based, custom loyalty program based on a private currency, administered by Netcentives on behalf of a client, in which points or incentives are awarded to Internet end-users (the "Incentives Management System"); and
-----------------------------

     WHEREAS, CoolSavings maintains a site on the Internet at
http://www.coolsavings.com (the "CoolSavings Site") and other properties owned
--------------------------       ----------------
or managed by CoolSavings, which provides an online service offering free coupons, discounts, rebates and other shopping incentives to Internet end-users;

     WHEREAS, CoolSavings wishes to implement a web-based loyalty incentives program as set forth herein;

     WHEREAS, Netcentives wishes to license the Incentives Management System to CoolSavings, and CoolSavings wishes to license the Incentives Management System from Netcentives;

     NOW THEREFORE, in consideration of the foregoing and the mutual consideration provided for herein, the parties hereby agree as follows:

                                   Section I
                                  Definitions

     For purposes of this Agreement, the following terms shall have the following meanings:

     1.1   "Affiliate" of an entity means any other entity that controls, is
            ---------
controlled by or is under common control with such entity, where "control" means having the right to vote a majority of the shares of voting stock of such entity.

     1.2   "Breakage"  means the Redemption Point Value of Points which have
            --------
been credited to a Consumer Account, but which have expired prior to redemption for a Reward.

     1.3   "Business Days" means any weekday other than one on which
            -------------
California banks are required or authorized to remain closed.

     1.4   "ClickMiles" means the currency of the ClickRewards Program.
            ----------

     1.5   "ClickRewards Program" means the branded consumer loyalty network
            --------------------
provided by Netcentives which is currently located at www.clickrewards.com, in which End Users can accrue ClickMiles and redeem them for a variety of goods and services.

     1.6   "Confidential Information" means any proprietary information,
            ------------------------
technical data, or know-how, including, but not limited to, that which relates to Consumers, research, product plans, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing or finances of a party, and any other information which is (A) reasonably understood to be confidential and proprietary, and (B) simultaneously designated in writing to be confidential or proprietary, or (C) if given orally, is identified in writing as confidential or proprietary within 30 days of the time of disclosure, or (D) is specifically stated to be, or to be deemed to be, Confidential Information elsewhere in this Agreement. Confidential Information does not include information, technical data or know-how which (i) is rightfully in the possession of the receiving party at the time of disclosure, (ii) prior to or following the time of disclosure becomes part of the public domain through no fault of the receiving party hereunder, or (iii) is approved by the disclosing party, in writing, for release.

     1.7   "Consumer Account" means the Points deposit account held by
            ----------------
Netcentives for the benefit of a Consumer, which holds such Consumer's Points until such Points are redeemed or expired.

     1.8   "Consumer(s)" means Members, together with End Users.
            -----------

     1.9   "Contract Year" means the first one year period beginning on the
            -------------
Launch Date and ending on the last day of the twelfth (12/th/) complete calendar month after the Launch Date, and thereafter, the one year period commencing upon the expiration of the previous twelve (12) month period.

     1.10  "CoolSavings' Account(s)" means, collectively, the Master Account
            ----------------------
and all Promotion Accounts held by Netcentives for the benefit of CoolSavings pursuant to this Agreement.

     1.11  "CoolSavings Marks" means the trademarks and logos of CoolSavings
            -----------------
set forth in Exhibit A1 attached hereto, as the same may be amended by
             ----------
CoolSavings from time to time with notice to Netcentives.

     1.12  "CoolSavings Merchant" means a third party participant in the
            --------------------
CoolSavings Program who has entered into a binding agreement with CoolSavings for the purchase and distribution of Points to Consumers pursuant to Promotions.

     1.13  "CoolSavings Partners" means collectively the CoolSavings Merchants
            --------------------
and the CoolSavings Suppliers.

     1.14  "CoolSavings Personnel" means all CoolSavings employees,
            ---------------------
contractors and other personnel working directly with Netcentives on the development, implementation, operation or administration of the CoolSavings Program.

     1.15  "CoolSavings Program" means the Incentives Management System,
            -------------------
implemented and maintained by Netcentives on behalf of CoolSavings.

     1.16  "CoolSavings Properties" means all properties, ventures and services
            ----------------------
worldwide which CoolSavings owns, operates, or manages during the Term that (i) provide benefits to Consumers that are redeemable in the United States, and (ii) are marketed under the CoolSavings brand including without limitation, the CoolSavings Site.

     1.17  "CoolSavings Supplier" means a third party who has entered into a
            --------------------
binding agreement with CoolSavings to supply Rewards for the CoolSavings
Program.

     1.18  "Direct Competitor of CoolSavings" means: (a) any entity listed in
            --------------------------------
Exhibit J, and/or (b) any Affiliate of any entity listed in Exhibit J.
---------                                                   ---------
CoolSavings may amend Exhibit J no more than once per Quarter with Netcentives'
                      ---------
prior written consent, which will not be unreasonably withheld or delayed.

     1.19  "Direct Competitor of Netcentives" means:  (a) any entity listed in
            --------------------------------
Exhibit K, (b) any Affiliate of any entity listed in Exhibit K.  Netcentives may
---------                                            ---------
amend Exhibit K no more than once per Quarter with CoolSavings' prior written
      ---------
consent, which will not be unreasonably withheld or delayed.

     1.20  "Earn Catalog" means the catalog of Points earning opportunities,
            ------------
which includes a description of each Qualifying Activity (including product purchase price or action required) and the number of Points to be awarded for each Qualifying Activity.

     1.21  "End-User" means any Internet end-user who is not a Member, and who
            --------
transacts with CoolSavings pursuant to a Promotion.

     1.22  "Error(s)" means any verifiable and reproducible failure of the
            -------
CoolSavings Program to materially conform to the Specifications, which such failure (i) causes the CoolSavings Program to have a significant loss of intended function as set forth in the Specifications, or (ii) causes or is likely to cause data to be lost or destroyed. The term "Error" shall not include any failure of the CoolSavings Program that: (x) results from the misuse or improper use of the CoolSavings Program; (y) does not materially affect the operation and use of the CoolSavings Program; or (z) results from any modification to the CoolSavings Program not made by Netcentives.

     1.23  "Error Corrections" means either (i) a modification or addition to
            -----------------
or deletion from the CoolSavings Program that, when made to the CoolSavings Program, materially conforms the CoolSavings Program to the Specifications, or
(ii) a reasonable procedure or routine that, when observed in the regular operation of the CoolSavings Program, eliminates the material adverse effect of an Error.

     1.24  "Guaranteed Purchase" means the number of Points required to satisfy
            -------------------
CoolSavings' minimum purchase commitment, as set forth in Section 4.5 below.

     1.25  "Launch Date" means the first day on which the CoolSavings Program
            -----------
is implemented and made available for Consumer participation.

     1.26  "Licensed Software" means the Netcentives Inc. Incentives Management
            -----------------
Services Client Software, in object code form only, made available to CoolSavings by Netcentives, and any documentation provided therewith. The term "Licensed Software" shall also
                                            -----------------
include source code solely to the extent Netcentives, in its sole discretion, provides source code to CoolSavings.

     1.27  "Manual" means the guide published by Netcentives, as amended from
            ------
time to time, subject to CoolSavings' prior consent, not to be unreasonably withheld or delayed, currently entitled "Incentives Management System Policy Manual," which contains the operating restrictions on Promotions, as well as security provisions and customer service policies for both CoolSavings and Netcentives, a copy of which (effective as of the Effective Date) is attached hereto as Exhibit B.
          ---------

     1.28  "Master Account" means CoolSavings' primary Points deposit account,
            --------------
which holds all Points purchased by CoolSavings until such Points are transferred to a Promotion Account.

     1.29  "Member Data" means the personal information relating to Members,
            -----------
including but not limited to, Member names, e-mail addresses, and any information about purchases, redemptions, or Points balances that is specifically traceable to any individual Members.

     1.30  "Member Information Database" means the database containing Member
            ---------------------------
information, including the Member Data and a frequency database storing information relating to Consumer Accounts, including Point balances.

     1.31  "Member" means any individual who: (i) if separate and/or specific
            ------
enrollment in the CoolSavings Program is required by CoolSavings, is enrolled in and in good standing with the CoolSavings Program; or (ii) if separate and/or specific enrollment in the CoolSavings Program is not required by CoolSavings,
                                                  ---
is enrolled with CoolSavings.

     1.32  "Minting" means the process by which Netcentives creates Points and
            -------
credits such Points to CoolSavings' Master Account.

     1.33  "Netcentives Marks" means the trademarks and logos of Netcentives set
            -----------------
forth in Exhibit A2 attached hereto, as the same may be amended by Netcentives
         ----------
from time to time with notice to CoolSavings.

     1.34  "Patents" means United States Patent #5,774,870, issued June 30,
            -------
1998, entitled "Fully Integrated, On-Line Interactive Frequency and Award Redemption Program", and United States Patent #6,009,412, issued December 28, 1999, entitled "Fully Integrated, On-Line Interactive Frequency and Award Redemption Program".

     1.35  "Points" means the points accrued by Consumers under the CoolSavings
            ------
Program.

     1.36  "Promotion Account" means the Points deposit account, held by
            -----------------
Netcentives for the benefit of CoolSavings or a CoolSavings Merchant, which holds all Points for a specific Promotion until such Points are distributed to a Consumer, or following the scheduled expiration of a Promotion, transferred back into the Master Account.

     1.37  "Promotion" means a promotional or incentive program conducted by
            ---------
CoolSavings or by a CoolSavings Merchant for the issuance of Points to Consumers.

     1.38  "Qualifying Activity" means the activity (ies) for which Points are
            -------------------
awarded to Consumers in exchange for their participation in a Promotion, which may include, without limitation, the purchase of products or services from CoolSavings or CoolSavings Merchants, or the fulfillment of a given activity such as registration for a service offered by CoolSavings or CoolSavings Merchants.

     1.39  "Quarter" means the period beginning on Launch Date and ending on
            -------
the last day of the third (3/rd/) complete calendar month after the Launch Date, and each consecutive three month period thereafter during the Term.

     1.40  "Redemption Price" for a Reward means the number of Points required
            ----------------
to redeem such Reward as set forth in Section 3.6(C).

     1.41  "Reversals and Adjustments" means the return transfer to a
            -------------------------
CoolSavings Account of all (for Reversals) or a portion (for Adjustments) of Points previously awarded to a Consumer Account pursuant to a Promotion.

     1.42  "Reward(s)" means awards, which may be goods and/or services, for
            ---------
which Consumers may redeem Points.

     1.43  "Rewards Catalog" means the catalog of Rewards, which contains
            ---------------
descriptions of the Rewards and the Redemption Price for each Reward.

     1.44  "Reward Purchase Price" means either: (i) the actual purchase price
            ---------------------
of the Reward; or (ii) if the purchase price of the Reward is less than 50% of the manufacturer's suggested retail price or cannot reasonably be determined, then the average retail price of the Reward.

     1.45  "RPV" or "Redemption Point Value" means the value per Point set
            ---      ----------------------
forth in Section 3.3(A) that a Member receives upon redemption for Rewards.

     1.46  The "Sale" of a party means the sale by such party of all or
                ----
substantially all of its assets to another entity, or the acquisition of such party by another entity by means of merger, consolidation or other transaction as a result of which shareholders of such party immediately prior to such transaction no longer hold a majority of voting power of such party, after such sale, merger, consolidation, or other transaction.

     1.47  "Software License" means the royalty-free license agreement for use
            ----------------
of the Licensed Software, entitled "Netcentives Inc. Incentives Management System Client Software License Agreement", attached hereto as Exhibit E.
                                                              ---------

     1.48  "Specifications" means the specifications for the CoolSavings Program
            --------------
attached hereto as Exhibit M.
                   ---------

     1.49  "Term" shall have the meaning given it in Section 5.1 of this
            ----
Agreement.

                                  Section II
                              Technology Licenses

     2.1  Patent License.  During the term of this Agreement, and subject to the
          --------------
terms and conditions contained herein, Netcentives hereby grants to CoolSavings a non-exclusive, non-transferable license (without the right to sublicense) under the Patents, to use, operate and display the Incentives Management System on the web pages of the CoolSavings Site solely to the extent necessary to fulfill its obligations related to operation of the CoolSavings Program, and strictly in accordance with the terms of this Agreement. CoolSavings agrees to display a notice of the patent license ("Licensed under U.S. Patent Nos. 5,774,870 and 6,009,412", or similar language), in a prominent place on the CoolSavings Program Pages (as defined in Section 3.2 below), to the extent necessary for Netcentives to satisfy the notice requirements set forth in 35 U.S.C. (S)287 and applicable case law.

     2.2  Software License.  CoolSavings agrees that it shall execute the
          ----------------
Software License on the Effective Date of this Agreement. In the case of any conflict between this Agreement and the Software License, this Agreement shall control.

     2.3  CoolSavings Merchant Software.  Netcentives shall either deliver or
          -----------------------------
make available the Licensed Software, to each CoolSavings Merchant, subject to the prior execution by such CoolSavings Merchant of the Netcentives Inc. Incentives Management System Client Software License Agreement, in the form set forth in Exhibit H, attached hereto (the "Merchant Software License").
         ---------                        -------------------------
CoolSavings will provide the Netcentives legal department with executed copies of the Merchant Software License Agreement prior to requesting the delivery of the Licensed Software to a given CoolSavings Merchant.

     2.4  Ownership of Technology.  Each party shall retain exclusive ownership
          -----------------------
of all technology that it develops and/or contributes to the CoolSavings Program and any interfaces, additions, deletions, or other modifications to the CoolSavings Program developed by such party. Each party grants the other party a non-exclusive, non-assignable license to use all of the technology that it develops and/or contributes to the CoolSavings Program and any interfaces, additions, deletions, or other modifications to the CoolSavings Program developed by such party, for the sole purpose of performing its obligations under this Agreement.


                                  Section III
             CoolSavings Program Implementation and Administration

     3.1  Launch Date.  CoolSavings shall deliver the deliverables set forth in
          -----------
Exhibit I in accordance with the schedule and requirements set forth therein.
---------
Subject to CoolSavings' timely delivery of such deliverables in accordance with the schedule and requirements set forth in Exhibit I, Netcentives shall (i)
                                           ---------
deliver the deliverables set forth on Exhibit L (the "Netcentives Deliverables")
                                      ---------       ------------------------
in accordance with the schedule and requirements set forth therein, and (ii) implement and launch the CoolSavings Program by April 30, 2000 (the "Target
                                                                     ------
Launch Date").  In the event that Netcentives fails to launch the CoolSavings
-----------
Program by the Target Launch Date, then CoolSavings may, at its option, terminate this Agreement; provided, however, that CoolSavings shall have no right to terminate in the event that Netcentives' failure to launch the CoolSavings Program by the Target Launch Date is due to any Force Majeure Condition (as defined in Section 7.10). Upon termination of this Agreement by CoolSavings pursuant to this Section 3.1: (y) Netcentives shall pay CoolSavings the sum of two hundred thousand dollars ($200,000) as liquidated damages and not as a penalty, and as its sole obligation and CoolSavings' sole remedy; and (z) CoolSavings shall have no rights in or to, including without limitation any rights to use or access, the Netcentives Deliverables.

     3.2  Branding.  The CoolSavings Program will be named "CoolSavings
          --------
Rewards". CoolSavings shall retain all ownership rights in and to such name, together with all intellectual property rights therein. On any web pages of the CoolSavings Properties associated with the (i) separate and/or specific enrollment in the CoolSavings Program, (ii) redemption of Points by Members,
(iii) a description of the CoolSavings Program, and (iv) other appropriate pages mutually agreed to by the parties in writing, including without limitation the Earn Catalog pages (collectively, the "CoolSavings Program Pages"), Netcentives
                                       -------------------------
shall receive an attribution stating "Powered by Netcentives" or some similar, mutually agreeable language.

     3.3  Points.
          ------

          (A)  Point Value.  The Redemption Point Value (RPV) shall be deemed to
               -----------
be $0.01. This RPV may not be changed without the prior written approval of Netcentives.

          (B)  Redemption for Cash.  If CoolSavings elects to so permit, Members
               -------------------
may redeem Points for cash. The cash redemption amount per Point to be received by the Member shall be mutually agreed upon by the parties; provided however, from each Point redeemed (i) Netcentives shall receive 15% of the RPV as its Guaranteed Margin (as defined in Section 3.6(C) below), and (ii) the Member shall receive the lesser of $0.0085 per Point or the amount mutually agreed upon by Netcentives and CoolSavings (which in no event shall be more than $0.0085 per Point). All set-up, handling costs, postage and other expenses associated with such redemptions for cash shall be paid by CoolSavings.

          (C)  Redemption of Points for Frequent Flyer Miles and ClickMiles.
               ------------------------------------------------------------

               (i) To the extent that Coolsavings is able to acquire frequent flyer miles directly from airlines, such frequent flyer miles may be included in the Coolsavings Program as a Reward. Coolsavings may also elect to allow Consumers to redeem Points for frequent flyer miles through the ClickRewards Program, subject to any applicable restrictions of the ClickRewards Program. Nothing contained herein shall be construed as a waiver by Netcentives of any exclusive rights it may have with any airline or other third party relative to the purchase of frequent flyer miles.

               (ii) If CoolSavings elects to allow redemption of Points for ClickMiles, the conversion rate for Points to ClickMiles will be as follows: one
(1) ClickMile may be obtained through the Rewards Catalog in exchange for the number of Points whose total RPV equals $0.03.

          (D)  Expiration of Points.  Subject to Sections 5.3 - 5.6, Points will
               --------------------
expire two (2) years after the date on which such Points are transferred from the applicable Promotion Account to the applicable Consumer Account.

          (E)  Cancellation of Points.  Any Points which are not distributed
               ----------------------
to a Consumer Account within six (6) months after the date such Points are Minted shall be cancelled ("Cancelled Points"). Upon any such cancellation, the
                            ----------------
number of the Cancelled Points shall be deducted from the Master Account balance or any applicable Promotion Account balance.

          (F)  Manual.  The terms of the Manual shall at all times govern the
               ------
conduct of Promotions and the distribution of Points, and are hereby incorporated herein by reference. In the case of any conflict between this Agreement and the Manual, this Agreement shall control. Netcentives shall notify CoolSavings of any material modification to the Manual. In the event that CoolSavings objects to any such material modifications which it determines in good faith will have a material adverse effect on the operation of the CoolSavings Program, CoolSavings shall so notify Netcentives of such objections in detail and in writing within ten (10) Business Days of notice of the material modification. If CoolSavings fails to notify Netcentives of its objections to such material modification within ten (10) Business Days of notice thereof, then such material modification shall be deemed accepted by CoolSavings. If CoolSavings notifies Netcentives of its objections to any material modification within ten (10) Business Days of notice thereof, then such material modification shall not become effective as to CoolSavings and the CoolSavings Program for a period of thirty (30) days after Netcentives' receipt of an objections notice from CoolSavings, during which time the parties shall use good faith efforts to discuss and address CoolSavings' objections. If the parties are unable to reach a mutually agreeable resolution of CoolSavings' objections upon the end of such thirty (30) day period, then CoolSavings may, at its option, for a period of five (5) business days elect to immediately terminate this Agreement. If CoolSavings fails to terminate this Agreement within said 5 business day period, then the modification in issue shall become effective as to CoolSavings and the CoolSavings Program on the sixth (6th) business day after the end of said thirty (30) day period. If CoolSavings terminates this Agreement within said 5 business day period, then the modification in issue shall not become effective as to CoolSavings and the CoolSavings Program. The parties shall use good faith efforts to agree upon whether or not CoolSavings is entitled to a refund of any Points not issued to Members prior to the effective date of any termination (including the end of the Final Promotions Period or Extended Service Period, if any) pursuant to this
Section 3.3(F). If the parties are unable to agree on the refund issue, then either party may submit the matter to arbitration as provided in Section 7.12, and CoolSavings shall be entitled to a refund to the extent the Arbitrator determines that the modification would have had a material adverse effect on the operation of the CoolSavings Program.

          (G)  Distribution of Points.  CoolSavings shall only award Points to
               ----------------------
Consumers in exchange for their participation in Promotions, and in accordance with the terms of the Manual.

     3.4  Promotions.
          ----------

          (A)  Implementation of Promotions.  For each new Promotion,
               ----------------------------
CoolSavings will submit to Netcentives in writing the information necessary for Netcentives to implement such Promotion at least twenty (20) Business Days prior to the launch of such Promotion; provided, however, that Promotions that are standard promotions contained in the Promotion Manager module in the Licensed Software shall only require ten (10) Business Days prior notice. Such information will include: the number of Points to be deposited initially in the Promotion Account, an approximation of the number of Points to be awarded during the Promotion, the start and end dates of the Promotion, a description of the Qualifying Activity, the maximum number of Points to be awarded pursuant to such Promotion, and any other information reasonably necessary for the secure operation of the Promotion. Netcentives will supply promotion codes to CoolSavings or to the applicable CoolSavings Merchants, as set forth in the Manual. Such codes will be used in processing transactions and generating reports.

          (B)  Nonconforming Promotions.  In the event that CoolSavings requests
               ------------------------
that Netcentives implement or administer Promotions which do not substantially conform to the standard Promotion types listed in Exhibit F, Netcentives will
                                                  ---------
notify CoolSavings within a reasonable time of (i) an estimate of the additional administration and/or set-up to implement such Promotion, and (ii) Netcentives' assessment of the risks posed by such Promotion. Any such assessment of the risks shall only be provided for purposes of guidance, and Netcentives will not be responsible for, nor liable for any losses or damages, arising out of or relating to any such assessment. CoolSavings will notify Netcentives within a reasonable time whether it wishes to implement such Promotion, and pay such additional fees. CoolSavings agrees that Netcentives will not be responsible for, nor liable for any losses or damages, relating to any award, redemption, or conversion of Points arising out of a fraudulent or invalid Qualifying Activity with regard to Promotions that: (x) do not conform to those set forth in Exhibit
                                                                         -------
F; or (y) contain a proposed Qualifying Activity that does not require
-
sufficient authentication of the Consumer as a unique user in accordance with Netcentives' security and validation practices, which Netcentives will have previously presented to CoolSavings.

          (C)  Fees for Promotions.  Any fees payable pursuant to this Section
               -------------------
3.4 shall be due thirty (30) days following receipt by CoolSavings of Netcentives' invoice.

     3.5  CoolSavings Merchants and Members.
          ---------------------------------

          (A)  Merchants.  CoolSavings may, at its option, provide CoolSavings
               ----------
Merchants with the right to award Points to Consumers pursuant to Section 4.6(C) below. Notwithstanding this Section 3.5(A), as between CoolSavings and the CoolSavings Merchants, all Points are deemed to be owned by CoolSavings. CoolSavings acknowledges and agrees that Netcentives shall have the right to act on Point deposit requests received from CoolSavings or any CoolSavings Merchants which comply with the Manual and which reasonably appear to be valid, and Netcentives shall not be liable in any manner for complying with such deposit requests. Any award of Points by a CoolSavings Merchant or other participation in the CoolSavings Program by a CoolSavings Merchant must be pursuant to a written agreement between CoolSavings and such CoolSavings Merchant (the "CoolSavings Merchant Agreement"). CoolSavings agrees that the CoolSavings
 ------------------------------
Merchant Agreement will: (i) be consistent with the terms of this Agreement;
(ii) require the CoolSavings Merchant to execute and comply with the terms of the Merchant Software License and to pay Netcentives an annual maintenance fee for the Software License, in an amount determined in accordance with the terms of this Agreement; (iii) require the CoolSavings Merchant to comply with the terms of the Manual; (iv) be assignable to Netcentives without the prior consent of Merchant in the event of a Merchant Breach (as defined in this Section); (v) specify that Netcentives is a third party beneficiary of the CoolSavings Merchant Agreement; and (vi) require the CoolSavings Merchant to indemnify, defend and hold harmless Netcentives, its successors, assigns, agents, officers, directors, and employees, from and against any and all claims, losses, damages, suits, judgments, costs and expenses (including litigation costs and reasonable attorneys' fees) arising out of or relating to the CoolSavings Merchant's failure to (a) comply with the terms of the Manual or the CoolSavings Merchant Agreement or (b) pay the annual maintenance fees for the Licensed Software (if applicable). CoolSavings shall use commercially reasonable efforts (excluding litigation) to enforce the obligations of the CoolSavings Merchant described in this Section 3.5(A). Netcentives makes no representations and assumes no liability for the sufficiency or enforceability of the CoolSavings Merchant Agreement.(B) Members. Netcentives acknowledges that CoolSavings may in its
              -------
discretion limit membership in the CoolSavings Program to residents of the United States. CoolSavings agrees that membership in the CoolSavings Program, and accrual and redemption of Points by Members or Consumers, will be subject to a Member agreement, the form of which shall be approved by Netcentives (the "CoolSavings Member Agreement")(which approval shall not be unreasonably
 ----------------------------
withheld or delayed), and to all applicable laws and regulations. Upon request, Netcentives will provide CoolSavings with a sample merchant and/or member agreement; however, Netcentives makes no representations and assumes no liability for the sufficiency or enforceability of such samples, or for the CoolSavings Member Agreement.

          (C)  Netcentives' Obligations.  Netcentives shall perform Standard
               ------------------------
Integrations for CoolSavings Partners as set forth in Section 4.8(A) and (B) below.

          (D)  CoolSavings' Obligations.  CoolSavings shall be responsible for
               ------------------------
all aspects of billing, collection, sales, and marketing relationships with CoolSavings Merchants. CoolSavings acknowledges and agrees that Netcentives shall act on CoolSavings' instructions with respect to CoolSavings Merchants' Promotions and Promotion Accounts (including without limitation, funding and termination of such Promotion Accounts), and that Netcentives will not be liable for any losses or damages arising from its acts in compliance with CoolSavings' instructions. Notwithstanding the foregoing, Netcentives shall be under no obligation to follow CoolSavings' instructions to transfer Points to any Promotion Account(s) or to award Points to any Consumer, where the Master Account balance contains an insufficient amount of Points.

     3.6  Rewards Redemption.
          ------------------

          (A)  Rewards Catalog.  Netcentives will be responsible for the set-up
               ---------------
of a basic Rewards Catalog. As of the Launch Date, the Rewards Catalog shall include, subject to any applicable restrictions, not less than ninety (90) Reward options from existing Netcentives suppliers and other suppliers for whom Netcentives has completed the necessary technical integration of the Licensed Software prior to the Launch Date.

          (B)  Rewards Suppliers.  Netcentives shall be responsible for
               -----------------
acquiring goods and services for inclusion in the Rewards Catalog, provided that CoolSavings may also acquire goods and services for inclusion in the Rewards Catalog should it so elect in its sole discretion. Suppliers of Rewards must sign a binding contract with Netcentives (or CoolSavings, if and when applicable), on terms substantially similar to Netcentives' standard ClickRewards supplier contract, an example of which is attached hereto as Exhibit G. In addition, CoolSavings may contribute its own services as Rewards
---------
for the Rewards Catalog, provided that Netcentives receives the Guaranteed Margin as set forth in Section 3.6(C) for each such Reward.

          (C)  Pricing of Rewards. The default Redemption Price for a Reward
               ------------------
will be the sum of: (i) the Reward Purchase Price; (ii) shipping, handling and other fulfillment costs to be mutually agreed to by the parties but in no event less than the actual out-of-pocket costs to the party sourcing the Reward; (iii) all applicable taxes, and (iv) an amount equal to at least fifteen percent (15%) of the Reward Purchase Price for the Reward as a guaranteed margin for Netcentives(the "Guaranteed Margin"), which sum shall then be divided by the RPV. Any additional costs (e.g., import tariffs) shall be paid for the by the Member(s). Changes to the default Redemption Price shall be subject to mutual agreement.

          (D) Netcentives shall include fulfillment obligations in its contracts with suppliers for the CoolSavings Program substantially similar to those outlined in Exhibit G and reasonably enforce such obligations.

     3.7  Exclusivity.
          -----------

          (A)  Definitions.  For purposes of this Section 3.7 only, "Points" are
               -----------                                    ----   ------
defined as units or stores of value that, when accumulated, may be later exchanged or redeemed for rewards such as merchandise, services, or other types of points. Points do not include dollar-off or percent-off coupons, discounts, or free merchandise from merchants.

          (B)  Restrictions.  CoolSavings hereby agrees that, provided that
               ------------
Netcentives operates the CoolSavings Program in substantially the same manner as set forth in the Manual (or as otherwise mutually agreed to in writing by the parties), during the Term: (i) Netcentives will be the exclusive Points-based loyalty, incentives, and/or rewards program provider for CoolSavings and all CoolSavings Properties for all on-line and off-line activity for United States residents, and (ii) except as otherwise expressly provided in Section 3.7(C) below, CoolSavings will not negotiate nor enter into any agreement to develop, directly or indirectly, nor will it develop itself, directly or indirectly, any Points-based or digital currency-based loyalty, incentives and/or rewards program for United States residents other than the CoolSavings Program (a "New
                                                                           ---
Program").
-------

          (C)  Development of New Program.
               --------------------------

          (i) Notwithstanding Section 3.7(B) above, CoolSavings may commence the development, directly or indirectly, of a New Program: (a) with a third party, provided it notifies Netcentives in writing of the execution of any agreement for a New Program no later than two (2) business days after execution of such agreement, or (b) by itself, provided that it notifies Netcentives in writing of the development of such New Program no later than one hundred twenty
(120) days prior to the implementation of such New Program.

          (ii) In the event that CoolSavings develops, directly or indirectly, any New Program either during the Term of this Agreement or following the expiration or termination of this Agreement, CoolSavings will not use, incorporate or refer to the Licensed Software or Netcentives' Confidential Information in the development, implementation, operation or administration of such New Program.

          (D)  Exceptions.  Notwithstanding Section 3.7(B) above, CoolSavings'
               ----------
exclusivity commitment set forth in Section 3.7(B) shall not apply to: (i)
                                                         ---
CoolSavings' supply of any rewards or incentives for any third party-branded credit card loyalty, incentives, or rewards programs; or (ii) any Points-based offline loyalty, incentives and/or rewards program that Netcentives is unable to operate, support and administer upon reasonable terms (an "Offline Program").
                                                           ---------------
CoolSavings will provide Netcentives with reasonable prior notice regarding the creation of an Offline Program, and Netcentives shall have at least fifteen (15) Business Days to notify CoolSavings in writing of its ability to support the Offline Program proposed by CoolSavings and the proposed financial and performance terms for doing so. Failure of Netcentives to timely provide the required notice shall be deemed its rejection of the offer to operate, support and administer such Offline Program and CoolSavings shall be free to contract with a third party for such Offline Program. Following CoolSavings' timely receipt of such required notice, if the financial and performance terms proposed by Netcentives satisfy this Section 3.7(D), the parties shall negotiate in good faith an amendment to this Agreement covering such Offline Program. Notwithstanding anything contained herein that can be construed to the contrary, loyalty, incentives, and/or rewards programs, online and offline, that do not
                                                                          ---
involve Points are not covered by Section 3.7(D) or this Agreement.

          (E) Other Customers of Netcentives. Nothing in this Agreement shall prevent Netcentives from working with any third party to build and manage an Incentives Management System.

     3.8  Reports.  Netcentives will provide reports via e-mail on a weekly
          -------
basis, which are substantially similar in form to the sample reports set forth in Exhibit C. Netcentives will provide, in a manner and format to be mutually
   ---------
agreed upon by the parties in writing prior to the Launch Date, a daily data feed of any Member-level transactional data compiled by Netcentives during the Term.

     3.9  Customer Service.
          ----------------

          (A)  Obligations.  All customer service inquiries related to the
               -----------
CoolSavings Program will be directed to Netcentives, and Netcentives shall provide first line support via e-mail during Netcentives' regular business hours to Members for questions relating to Consumer Point balances and Accounts, and Rewards fulfillment. Netcentives will forward inquiries regarding the CoolSavings Program to CoolSavings following reasonable verification by Netcentives that the problem is not being caused by Netcentives. In the event of a dispute between a Consumer and a CoolSavings Merchant, CoolSavings shall be responsible for attempting to resolve such dispute with the CoolSavings Merchant, with reasonable assistance to be provided by Netcentives. Netcentives shall have no obligation to provide customer service for any inquiries not relating to the CoolSavings Program. CoolSavings shall post clear messaging regarding the use of the CoolSavings Program customer service contact information (the "CS Contact") provided on the CoolSavings Site (e.g., "This
                  ----------
contact information is ONLY for the CoolSavings Program. For all other inquiries, contact . . ."), the intent of which will be to minimize the number of non-CoolSavings Program-related inquiries addressed to Netcentives. CoolSavings will discuss the location and text of such messaging with Netcentives prior to its posting of the same. The CS Contact will be posted only on the CoolSavings Program Pages, and on no other pages of the CoolSavings Site.

          (B)  Fees.  Netcentives will provide Consumers with customer service
               ----
as set forth in Section 3.9(A) above in accordance with the pricing schedule set forth in Exhibit D2.
         ----------

          (C)  Service Level.  Both parties shall abide by the customer service
               -------------
provisions set forth in the Manual, and shall work together to promptly resolve customer service disputes in a prompt and efficient manner. In the event that CoolSavings fails to respond to Netcentives' request for assistance with a customer service complaint within five (5) Business Days after notice, Netcentives shall have the right to award the disputed or otherwise applicable number of Points directly from the Promotion Account or the Master Account to the Consumer making such complaint.

          (D)  Consumer Dispute Resolution.  CoolSavings will cooperate with
               ---------------------------
Netcentives to resolve in good faith any Consumer disputes related to the CoolSavings Program or its Promotion(s). In the event that a Consumer complaint arises out of a dispute over whether the Consumer sufficiently completed a Qualifying Activity, CoolSavings will have five (5) Business Days from receipt of notification of such complaint to investigate, contact such Consumer, and attempt to resolve such dispute in good faith. If CoolSavings fails to make such contact within the specified time period, Netcentives may credit the disputed amount of Points to the applicable Consumer Account, and debit the Promotion Account accordingly. If CoolSavings is unable to resolve the dispute despite a good faith effort to do so, CoolSavings' final determination of whether the Qualifying Activity was sufficiently completed by Consumer will control, and Netcentives will transfer Points accordingly.

     3.10  Consulting Services Agreement.  Netcentives and CoolSavings
           -----------------------------
acknowledge and agree that pursuant to a certain independent Netcentives Inc. Fixed Quotation Consulting Agreement dated March 31, 2000 (the "Consulting
                                                                ----------
Services Agreement") which has been executed between the parties, Netcentives
------------------
may provide services regarding the CoolSavings Program. CoolSavings understands and agrees that the Consulting Services Agreement is a separate and independent contractual obligation from this Agreement and any amendment hereto relating to the CoolSavings Program. CoolSavings shall not withhold payments that are due and payable pursuant to this Agreement or amendment(s) hereto because of the status of work performed under the Consulting Services Agreement. In addition, the parties acknowledge that: (i) the ability to provide such services is not exclusive or specific to Netcentives; and (ii) such services are commercially available from a variety of third party service providers.

     3.11  Additional Obligations of the Parties.
           -------------------------------------

           (A) Testing of CoolSavings Program.  CoolSavings shall have the right
               ------------------------------
to test, review and evaluate the performance of the CoolSavings Program for a period of ninety (90) days following the Launch Date (the "Testing Period") to
                                                           --------------
determine whether the CoolSavings Program materially performs in accordance with the Specifications. If CoolSavings fails to notify Netcentives within the Testing Period of any material failure of the CoolSavings Program to perform in accordance with the Specifications, then the CoolSavings Program shall be deemed accepted at the end of the Testing Period. If CoolSavings determines within the Testing Period that the CoolSavings Program materially fails to perform in accordance with the Specifications, CoolSavings will provide Netcentives with prompt written notice describing the material nonconformities in detail. With the reasonable assistance and cooperation of CoolSavings, Netcentives shall, at its sole expense, use commercially reasonable efforts to correct the material nonconformities identified by CoolSavings within thirty (30) days of receipt of CoolSavings' notice, unless the parties mutually agree to extend such period in writing. In the event Netcentives fails to correct the material nonconformities identified by CoolSavings within sixty (60) days of receipt of CoolSavings' notice, CoolSavings may, at its option, immediately terminate this Agreement. CoolSavings shall have the right to shut down the CoolSavings Program while Netcentives cures the identified problems, and in the event CoolSavings does so, all time periods for performance and operation of the CoolSavings Program under this Agreement (including the valid lives of Points in the Master Account and all Promotion Accounts) shall be extended for a period equal to the period during which the CoolSavings Program was shut down. Should CoolSavings terminate this Agreement pursuant to this Section, then Netcentives shall pay CoolSavings, upon demand, (i) the sum of one hundred thousand dollars ($100,000), as liquidated damages, and not as a penalty, and (ii) refund all sums paid for Points which have not been distributed to Consumer Accounts. Provided Netcentives promptly pays such amounts, subsections (i) and (ii) hereinabove shall be CoolSavings sole remedies in the event of termination under this
Section 3.11(A).

          (B)  Program Web Site.  CoolSavings will provide to Netcentives the
               ----------------
deliverables set forth in Exhibit I, in accordance with the schedule and the
                          ---------
terms set forth therein.

          (C)  Updates to Program Web Site.  As part of its ongoing operation of
               ---------------------------
the CoolSavings Program, Netcentives will update not less than once every two weeks those web pages hosted by Netcentives in connection with the operation of the CoolSavings Program; provided, however, that in the first Quarter following the Launch Date, such web pages may be updated more frequently as mutually agreed to by the parties. Netcentives will provide up to twenty (20) hours of such services per update at no additional charge. Additional hours will be billed in accordance with the schedule set forth in Exhibit D1. Notwithstanding
                                                    ----------
the foregoing, to the extent that any such web page updating services include the development or creation of an Error Correction by Netcentives, then Netcentives shall not bill CoolSavings for the time spent by Netcentives to develop or create such Error Correction, nor shall such time apply towards the twenty (20) hours of web page updating services to be provided free of charge. To the extent that any such web page updating services include the cure of any problems or defects that do not rise to the level of an Error or an Error Correction, then such time apply towards the twenty (20) hours of web page updating services to be provided free of charge.

          (D)  Marketing Consulting Services.  As part of its ongoing operation
               -----------------------------
of the CoolSavings Program, Netcentives will provide up to twenty (20) hours of base-level marketing consulting services per Quarter at no charge. Additional hours of marketing consulting services will be charged per the fee schedule set forth in Exhibit D1. Marketing agency services and campaign management services
         ----------
are also available from Netcentives, the details and pricing of which shall be provided to CoolSavings on request.

          (E)  Administration.  Netcentives will manage Point creation, Member
               --------------
sign-up, tracking, Point balances, statement presentation, Rewards redemption requests, and fulfillment.

          (F)  CoolSavings Software Integration and Technical Consulting.
               ---------------------------------------------------------
CoolSavings will install the Licensed Software on its system in accordance with the terms of the Manual and the documentation provided with the Licensed Software. Netcentives will provide the systems integration consulting reasonably necessary to integrate the Licensed Software into CoolSavings' systems (the "Integration Services"). Such services will be provided on-site at mutually
 --------------------
agreed upon times and locations. CoolSavings may request additional systems integration consulting services. The rates for such services will be in accordance with the fee schedule set forth in Exhibit D1. Netcentives agrees to
                                              -----------
provide such services in a professional and workmanlike manner, but in no event warrants the outcome of any such services. To the extent that any such systems integration consulting services include the development or creation of an Error Correction by Netcentives, then Netcentives shall not bill CoolSavings for the time spent by Netcentives to develop or create such Error Correction.

          (G)  International Programs.  In the event that CoolSavings decides to
               ----------------------
enter into an agreement with a third party for the implementation and management of an international loyalty program, CoolSavings agrees that it shall obtain the prior written approval of Netcentives if it wishes to do any of the following:
(i) include Points in the currency for such third party international loyalty program, or permit such currency to be convertible into Points; (ii) any joint promotions involving both the CoolSavings Program and such international loyalty program; (iii) use of the Licensed Software, in whole or in part, to implement, operate or administer any part of such international loyalty program; or (iv) any express endorsement of such international loyalty program by Netcentives. Netcentives makes no representations regarding the legality of the operation of the CoolSavings Program in any international territory, and CoolSavings shall be solely responsible for any liability arising from its decision to operate any international loyalty program.

     3.12.  Performance Standards.  Following the expiration of the Testing
            ---------------------
Period, Netcentives shall use best efforts to satisfy the performance standards set forth in Exhibit N ("Performance Standards"). In the event Netcentives fails
             ---------
to meet any Performance Standard, CoolSavings shall provide written notice of the specific failure and Netcentives shall promptly initiate a cure of such failure and complete such cure as soon as practicable. Three (3) failures of Netcentives to meet all applicable Performance Standards in any consecutive three (3) month period shall be considered a material breach of this Agreement not subject to cure, and entitle CoolSavings to immediately terminate this Agreement pursuant to Section 5.2(A)(i). Netcentives shall not be responsible for, nor liable for any losses or damages relating to, any performance degradation due to technical problems with the Internet or for any Force Majeure Condition (as defined in Section 7.10).

     3.13.  Software Transmission.  Netcentives shall use commercially
            ---------------------
reasonable efforts to minimize the impact of the transmission speed of the Licensed Software on the operation of the Coolsavings Program through future releases of the Licensed Software. Coolsavings will use commercially reasonable efforts to minimize the impact of multiple earning transactions during any one Member's visit to the Coolsavings site in future enhancements to the Coolsavings Program. Each party shall provide reasonable prior notice for changes to the Licensed Software or the Coolsavings Program to achieve the intent of this paragraph.


                                  Section IV
                            Purchase and Sale; Fees

     4.1    Purchase and Sale.  Subject to the terms and conditions of this
            -----------------
Agreement, Netcentives agrees to sell to CoolSavings, and CoolSavings agrees to purchase from Netcentives, Points.

     4.2    Payment. Unless otherwise specified herein, all payments will be due
            -------
thirty (30) days from CoolSavings' receipt of Netcentives' invoice.

     4.3    Crediting of Points.  Points will be Minted within five (5) Business
            -------------------
Days of Netcentives' receipt of CoolSavings' payment.

     4.4    Pricing of Points.
            -----------------

            (A) Price.  In consideration for the license granted to the Patents
                -----
hereunder, and for the Points accounting, management, and maintenance services provided by Netcentives hereunder, CoolSavings will pay Netcentives the RPV plus a mark-up equal to twenty-six percent (26%) of the RPV (the "Mark-Up") for each
                                                             -------
Point Minted during the Term. The RPV plus the Mark-Up shall be deemed to be the "Price" per Point.
 -----

            (B) Refunds.  In the event of a termination of this Agreement (i)
                -------
pursuant to Section 3.3(F), (ii) 3.11 (A), or (ii) by CoolSavings pursuant to
Section 5.2(A) or (B), then CoolSavings shall be entitled to a refund of the Purchase Price paid for all Points purchased by CoolSavings that have not been transferred to Consumers Accounts as of the effective date of termination of:
(x) this Agreement; (y) the Final Promotions Period, if applicable; or (z) the Extended Service Period, if applicable; whichever is later in time. In the event of the expiration or any other termination of this Agreement, CoolSavings shall be entitled to a refund of the Purchase Price paid for all Points purchased by CoolSavings during the Final Promotions Period, if applicable.

            (C) Taxes.  Any prices quoted herein are net of any taxes, levies,
                -----
imposts, deductions, charges or withholdings (collectively, the "Taxes") on the
                                                                 -----
sale or distribution of Points. In
the event that Taxes are imposed on the sale of Points, CoolSavings shall be solely responsible for remitting any such Taxes to the appropriate government authority.

     4.5  Guaranteed Commitments.  In consideration for Netcentives' provision
          ----------------------
of continuing support and capacity for the CoolSavings Program, during the Term, CoolSavings will make the following Guaranteed Purchases during the Term:

          (A) First Contract Year.  During the first Contract Year, CoolSavings
              -------------------
will purchase a number of Points whose total RPV and associated Mark-Ups equals at least one million dollars ($1,000,000). The first payment of two hundred fifty thousand dollars ($250,000), shall be due and payable five (5) Business Days before the Target Launch Date. The balance of the Guaranteed Purchase commitment for the first Contract Year shall be made in three (3) installments of two hundred fifty thousand dollars ($250,000) each, due on the first day of each of the second, third and fourth Quarters of the first Contract Year, unless accelerated due to a higher consumption rate in accordance with Section 4.6(B).

          (B) Second Contract Year.  During the second Contract Year,
              --------------------
CoolSavings will purchase a number of Points whose total RPV and associated Mark-Ups equals at least two million dollars ($2,000,000). The Guaranteed Purchase commitment for the second Contract Year shall be made in four (4) installments of five hundred thousand dollars ($500,000) each, due on the first day of each Quarter during the second Contract Year, unless accelerated due to a higher consumption rate in accordance with Section 4.6(B).

     4.6  Accounts and Point Orders.
          -------------------------

          (A) Order and Acceptance.  In the event that CoolSavings wishes to, or
              --------------------
is required to, purchase Points in addition to the Guaranteed Purchase, CoolSavings shall deliver orders in writing to Netcentives for Points (the "Orders"). The Orders shall specify, at a minimum, the number of Points to be
 ------
ordered, and the date of the Order. If CoolSavings wishes to immediately transfer the Points to a Promotion Account, CoolSavings may include such transfer request in the Order, and shall specify the Promotion Account to which the Points should be credited.

          (B) Account Balance.  CoolSavings agrees to maintain a sufficient
              ----------------
amount of Points in CoolSavings' Accounts to provide for the award of Points to Consumers entitled to receive them, as set forth in this Section. Netcentives will determine the expected weekly consumption of Points based on past trends and forecasted usage of Points in Promotions (the "Weekly Consumption Rate").
                                                   -----------------------
At all times, CoolSavings shall maintain a minimum account balance of Points in its Master Account equal to the greater of (a) four (4) times the Weekly Consumption Rate for the Master Account, or (b) five million (5,000,000) Points (the "Minimum Account Balance"); provided, however, that until Netcentives makes
      -----------------------    -----------------
a determination of the Weekly Consumption Rate, the Minimum Account Balance in the Master Account shall be five million (5,000,000) Points. Netcentives will notify CoolSavings when the applicable Master Account balance is approaching six
(6) times the Weekly Consumption Rate, and will invoice CoolSavings for approximately four (4) weeks worth of additional Points. Payment of such Points will be due within thirty (30) days of Netcentives' invoice, provided, however,
                                                             -----------------
that in the event that the Master Account balance falls below the Minimum Account Balance, payment shall be due immediately. Netcentives shall have the right, in its discretion, to transfer Points from the Master Account to a Promotion Account to keep such Promotion Account from being depleted. Such transfers, if any, will be reported to CoolSavings.

          (C) Merchant Distribution of Points.  CoolSavings shall be responsible
              -------------------------------
for granting to CoolSavings Merchants the right to distribute Points. Any fees charged by CoolSavings to such CoolSavings Merchants shall be at CoolSavings' sole discretion. Points purchased by CoolSavings which are distributed by CoolSavings Merchants will count towards CoolSavings' Guaranteed Purchase commitments.

          (D) Account Transfer Requests.  Subject to Section 4.6(B) above,
              -------------------------
CoolSavings may, upon notice to Netcentives, transfer Points between CoolSavings' Accounts, or from CoolSavings' Accounts to Promotion Accounts held for the benefit of CoolSavings Merchants. Such notice shall be in the form of an Order, and shall be subject to the terms of Section 4.6(A).

     4.7  Breakage.  CoolSavings and Netcentives will share equally in Breakage.
          --------
Within thirty (30) days following the end of each Quarter, Netcentives will credit to CoolSavings' Master Account an amount of Points whose Price is equal to fifty percent (50%) of the Breakage occurring in that Quarter. The provisions of this Section 4.7 shall not apply to: (i) any Cancelled Points,
(ii) any Points transferred to a new CoolSavings loyalty program as set forth in
Section 5.6, or (iii) any conversions of Points into ClickMiles.

     4.8  Merchant Integration and Maintenance.
          ------------------------------------

          (A) Definitions.  For purposes of this Agreement:
              -----------

              (i)    a "Standard Merchant Integration" shall include: (1)
                        -----------------------------
cursory prior review by Netcentives technical staff of potential CoolSavings Merchants for the purpose of advising CoolSavings on compatibility and potential integration issues; and (2) any Netcentives technical integration work, up to ten (10) hours per CoolSavings Merchant, necessary to place the Licensed Software demonstrably in service prior to the start date of the applicable CoolSavings Promotion;

              (ii)   a "Standard Supplier Integration" shall include: (1)
                        -----------------------------
cursory prior review by Netcentives technical staff of potential CoolSavings Suppliers for the purpose of advising CoolSavings on compatibility and potential integration issues; and (2) any Netcentives technical integration work, up to ten (10) hours per CoolSavings Supplier, necessary to enable electronic data transmission in a file format to be determined by Netcentives;

              (iii)  "Standard Integrations" shall mean, collectively, Standard
                      ---------------------
Merchant Integrations and Standard Supplier Integrations; and

              (iv)   "Multiple Currency Integration" shall mean the integration
                      -----------------------------
or activation of a version of the Licensed Software that enables the awarding of Points by a CoolSavings Merchant who has already had the Licensed Software installed and integrated with its systems; provided that such CoolSavings Merchant is a merchant in good standing in the ClickRewards Program or in another loyalty, incentives or rewards program operated by Netcentives.

              Standard Integrations shall not include any custom software development services, which shall be available at the applicable rates set forth in Exhibit D1.
   ----------

          (B) Integration Fees.  Netcentives will provide up to thirty (30)
              ----------------
Standard Integrations for CoolSavings Partners at no charge, provided that:

              (i) a Standard Supplier Integration performed for CoolSavings itself for the purpose of enabling CoolSavings to supply Rewards for the CoolSavings Program shall not count towards the thirty (30) included Standard Integrations;

              (ii) any Standard Merchant Integrations performed for CoolSavings itself for the purpose of enabling CoolSavings to award Points for the CoolSavings Program shall not count towards the thirty (30) included Standard Integrations;

              (iii) only five (5) of the thirty (30) included Standard Integrations shall be Standard Supplier Integrations;

              (iv) if any CoolSavings Partner is both a CoolSavings Merchant and a CoolSavings Supplier, then a Standard Merchant Integration performed for that CoolSavings Partner shall count as one Standard Integration, and a Standard Supplier Integration for that CoolSavings Partner shall also count as one Standard Integration; and

              (v) if prior approved in writing by CoolSavings, CoolSavings shall reimburse Netcentives for reasonable expenses incurred in providing such services (including, without limitation, travel and lodging expenses).

          Initial setup, Standard Integrations of CoolSavings Partners in excess of the thirty (30) included Standard Integrations, Standard Supplier Integrations of CoolSavings Suppliers in excess of the five (5) included Standard Supplier Integrations, and any integration services that are not Standard Integration services will be available at the rates set forth in the pricing schedule in Exhibit D2.
                    ----------

          (C) Multiple Currency Integrations.  Netcentives shall be capable of
              ------------------------------
performing Multiple Currency Integrations within 90 days of the Effective Date and shall perform the same upon request by CoolSavings. In the event that Netcentives performs a Multiple Currency Integration for any CoolSavings Merchant, then at CoolSavings' election either: (i) such Multiple Currency Integration shall count as one-half (1/2) of a Standard Integration for purposes of the thirty (30) included Standard Integrations; or (ii) CoolSavings shall pay the applicable fees for such Multiple Currency Integration set forth on Exhibit
                                                                        -------
D2; provided, however, that if Netcentives has already performed the thirty (30)
--
included Standard Integrations, then CoolSavings must pay the applicable fees for such Multiple Currency Integration.

          (D) Maintenance Fees.  CoolSavings agrees to pay Licensed Software
              ----------------
maintenance fees for any CoolSavings Merchants at the rates set forth in Exhibit D2 if CoolSavings fails to (a) require the CoolSavings Merchant to pay such fees in the CoolSavings Merchant Agreement or (b) include the CoolSavings Merchant's indemnity to Netcentives for such maintenance fees as required by Section 3.5(A)(vi).

     4.9  Reversals and Adjustments.  Provided that CoolSavings and CoolSavings
          -------------------------
Merchants are using the Licensed Software to process Reversals and Adjustments, all fees for such Reversals and Adjustments shall be waived. If CoolSavings or CoolSavings Merchants are using any other technology to process Reversals and Adjustments, CoolSavings shall pay to Netcentives fees for each Reversal and/or Adjustment in according with price schedule set forth in Exhibit D2.
                                                         ----------

                                   Section V
                              Term and Termination

     5.1  Term.  This Agreement will become effective as of the Effective Date
          -----
and, unless sooner terminated pursuant to Section 5.2, shall remain in effect for a period of two (2) years following the first day of the first month immediately following the Launch Date (the "Initial Term"). The parties agree
                                            ------------
to begin discussing renewal in good faith at least one hundred and twenty (120) days prior to the end of the Initial Term. For purposes of this Agreement, "Term" means the Initial Term together with any extension terms.
 ----

     5.2  Termination.
          -----------

          (A) This Agreement may be terminated immediately by a party upon written notice for the following:

              (i) if the other party defaults in the performance of any material provision of this Agreement, which default is not cured within thirty
(30) days after written notice from the non-defaulting party;

              (ii) if such party reasonably detects, and reasonably substantiates to the other party, fraud or intentional abuse on the part of the other party with regard to the distribution of Points or the operation of any Promotion;

              (iii) if the other party becomes insolvent, files a petition in bankruptcy, which is not dismissed within ninety (90) days of commencement, or makes an assignment for the benefit of its creditors; or

              (iv)   as otherwise specifically authorized by this Agreement.

          (B) CoolSavings may terminate this Agreement immediately upon written notice in the event of a Sale of Netcentives to a Direct Competitor of CoolSavings. Netcentives will provide CoolSavings with written notice of any such Sale within one (1) business day of entering into a definitive agreement for such Sale.

          (C) Netcentives may terminate this Agreement immediately upon written notice in the event of a Sale of CoolSavings to a Direct Competitor of Netcentives. CoolSavings will provide Netcentives with written notice of any such Sale within one (1) business day of entering into a definitive agreement for such Sale.

     5.3  Final Promotions Period.
          -----------------------

          (A) Applicability.  The parties may implement a final promotions
              -------------
period of up to ninety (90) days, which period shall commence upon the date that notice of termination is provided under Section 5.2 (the "Final Promotions
                                                          ----------------
Period"), in the following cases and pursuant to the following terms:
------

              (i) In the event that this Agreement is terminated by CoolSavings for Netcentives' breach pursuant to Section 5.2(A)(i) or (iv) and CoolSavings wishes to implement a Final

Promotions Period, then CoolSavings shall so notify Netcentives in CoolSavings' initial notice of default required by Section 5.2(A)(i) or (iv). Such notice shall also specify the length of the Final Promotions Period. In the event that Netcentives cures the default in accordance with Section 5.2(A)(i), then this Agreement shall continue in full force and effect, and no Final Promotions Period shall be implemented at that time. In the event that Netcentives fails to cure the default in accordance with Section 5.2(A)(i), then the parties shall implement the Final Promotions Period, and this Agreement shall not be deemed to have terminated until the expiration of the Final Promotions Period;

              (ii) In the event that this Agreement is terminated by CoolSavings for Netcentives' breach pursuant to Section 5.2(A)(ii) Section 3.3(F), or Section 3.11(A), and CoolSavings wishes to implement a Final Promotions Period, then CoolSavings shall so notify Netcentives in CoolSavings' notice of immediate termination required by Section 5.2(A)(ii), Section 3.3(F), or Section 3.11(A). Such notice shall also specify the length of the Final Promotions Period. In this event, this Agreement shall not be deemed to have terminated until the expiration of the Final Promotions Period;

              (iii) In the event that CoolSavings terminates this Agreement upon a Sale of Netcentives to a Direct Competitor of CoolSavings pursuant to
Section 5.2(B) and CoolSavings wishes to implement a Final Promotions Period, then CoolSavings shall so notify Netcentives in CoolSavings' termination notice required by Section 5.2(B). Such notice shall also specify the length of the Final Promotions Period. In this event, this Agreement shall not be deemed to have terminated until the expiration of the Final Promotions Period; and

              (iv) In the event that the Agreement is not earlier terminated pursuant to Section 5.2 and the parties have not agreed upon the renewal terms pursuant to Section 5.1 within ninety (90) days prior to the end of the Initial Term, then the parties shall implement a Final Promotions Period for the remaining ninety (90) days of the Initial Term.

          (B) Terms of the Final Promotions Period.  During the Final Promotions
              ------------------------------------
Period:

              (i) the parties will work together to inform Members that the Program is being discontinued;

              (ii) CoolSavings may run final Promotions, provided that such Promotions end no later than the expiration of the Final Promotions Period; and

              (iii) Upon expiration of the Final Promotions Period, refunds, if any, of sums paid for Points shall be determined by the terms of Section 4.4(B).

     5.4  Effect of Termination or Expiration.  Upon the expiration of this
          -----------------------------------
Agreement or any termination of this Agreement, the following shall apply:

          (A) Netcentives will credit the Consumer Accounts of Consumers for which CoolSavings has requested an award of Points prior to the effective date of termination or expiration;

          (B) Unless Section 5.5 or 5.6 applies, all Points held in Consumer Accounts shall expire, and the terms of Section 4.7 will apply to any Breakage resulting from such expiration

          (C) CoolSavings will shut down any Promotions, and no Points other than those earned prior to the effective date of expiration or termination will be distributed to Consumer Accounts;

          (D) Netcentives will no longer be obligated to make any sales of Points to CoolSavings;

          (E) Netcentives will refund any monies owing to CoolSavings pursuant to Section 4.4B or as otherwise required by the terms of this Agreement;

          (F) Subject to Section 5.5(A) below, all license grants pursuant to
Section 2 and Section 6.4 shall immediately terminate;

          (G) Subject to Section 5.6(C)(ii) below, each party shall return or, at the disclosing party's request, destroy the Confidential Information of the other party;

          (H) At CoolSavings' request and subject to payment of the applicable fees set forth in Exhibit D3, any Member Data not previously provided to
                  ----------
CoolSavings pursuant to Section 3.8 shall be transferred to CoolSavings in the format last used pursuant to Section 3.8 or such other mutually agreed to format; and

          (I) Sections 1 (Definitions), 2.4 (Ownership of Technology), 3.3(F) (Manual), 5.4 (Effect of Termination or Expiration), 5.5 (Extended Service Period), 5.6 (Transfer to a New Program), 6.1 (Confidential Information), 6.4(C) (Ownership), 7.2 through 7.13 (Miscellaneous), and any payment obligations accrued as of the effective date of expiration or termination, shall survive termination or expiration of this Agreement.

     5.5  Extended Service Period.  Upon the expiration of this Agreement or any
          -----------------------
termination of this Agreement, CoolSavings may elect to implement an extended service period of up to ninety (90) days (the "Extended Service Period") during
                                               -----------------------
which Netcentives shall still provide certain services set forth on Exhibit D3 in connection with the CoolSavings Program, subject to CoolSavings' payment of the applicable fees set forth in Exhibit D3. In the event that the parties
                                 ----------
establish an Extended Service Period in accordance with this Section, the following shall apply, in addition to the obligations of Section 5.4 above:

          (A) Subject to the payment of the Extended Service Period fees pursuant to Section 5.5(B), the patent licenses granted pursuant to Section 2.1 and the trademark licenses granted pursuant to Section 6.4 shall remain in effect until the expiration of the Extended Service Period, at which time such license grants shall immediately terminate;

          (B) In consideration of the continuation of the patent and trademark licenses and the services to be provided by Netcentives during the Extended Service Period, CoolSavings shall pay Netcentives the Extended Service Period fees set forth in Exhibit D3; and
                  ----------

          (C) At the end of the Extended Service Period:

              (i) Unless Section 5.6 applies, all Points held in Consumer Accounts shall immediately expire, and the terms of Section 4.7 will apply to any Breakage resulting from such expiration; and

              (ii) At CoolSavings' request and subject to payment of the applicable fees set forth in Exhibit D3, all Member Data shall be transferred to
                             ----------
CoolSavings in the format last used pursuant to Section 3.8 or such other mutually agreed to format.

     5.6  Transfer to a New Program.  In the event that, upon expiration or
          -------------------------
termination of this Agreement or expiration of the Extended Service Period, CoolSavings has created or is creating a replacement loyalty program in which Members will continue to participate, then the following shall apply, in addition to the obligations set forth in Section 5.4 above:

          (A) At CoolSavings' request and subject to payment of the applicable fees set forth in Exhibit D3, all Member Data shall be transferred to
                  ----------
CoolSavings in the format last used pursuant to Section 3.8 or such other mutually agreed to format ;

          (B) CoolSavings shall transfer Members' Point balances to accounts in the new loyalty program;

          (C) Points remaining in circulation shall be treated as follows:

              (i) All Points transferred will be flagged with their previous expiration dates;

              (ii) Netcentives will retain all RPV for flagged Points not redeemed by their previous expiration dates; and

              (iii) Netcentives will pay CoolSavings within thirty (30) days of invoice the RPV upon redemption of flagged Points under the new loyalty program. Flagged Points will be deemed to be used prior to points accrued under the new loyalty program for purposes of this Section 5.6(C); and

          (D) In consideration of the services to be provided by Netcentives in connection with the program transfer, CoolSavings will pay to Netcentives program transfer fees set forth on Exhibit D3 attached hereto.
                                   ----------



                                   Section VI
                            Proprietary Information

     6.1  Confidential Information.  Each party agrees not to use any
          ------------------------
Confidential Information disclosed to it by the other party for its own use or for any purpose other than to carry out its obligations under this Agreement. Neither party will disclose any Confidential Information of the other party to third parties or to employees of the party receiving Confidential Information, other than employees who are required to have the information in order to carry out such party's obligations under this Agreement. Each party agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of the other party in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized under this Agreement to have any such information, including (without limitation) ensuring that recipients of the disclosing party's Confidential Information adhere to confidentiality terms in content substantially similar to the terms in this Agreement. Such measures shall include the highest degree of care that the receiving party utilizes to protect its own Confidential Information of a similar nature. Each party agrees to notify the other in writing of any misuse or misappropriation of Confidential Information of the disclosing party that may come to the receiving party's attention. The terms of this Agreement, any information contained in the reports or the data feed provided to CoolSavings pursuant to Section 3.8, and any notice provided by a party pursuant to Sections 5.2(C) and/or (D) will be considered Confidential Information under the definition set forth herein. Notwithstanding the foregoing, the disclosure of Confidential Information pursuant to subpoena, court order, or any law, rule or regulation shall not be deemed a violation hereof.

     6.2  Member Information.
          ------------------

     (A) Netcentives shall maintain and manage the Member Database on behalf of CoolSavings.

     (B) CoolSavings will retain ownership of all information: (i) in the Member Information Database; and (ii) regarding Members obtained directly or indirectly from CoolSavings as a result of this Agreement (including but not limited to Member Data); and all such information is deemed to be Confidential Information. Notwithstanding the foregoing, upon obtaining CoolSavings' prior written consent (which consent CoolSavings shall not unreasonably withhold), Netcentives shall have the right to use aggregate information and results regarding the CoolSavings Program for the purposes of marketing its own products and services, provided that no such information shall contain any identifying information about individual Consumers or the CoolSavings Program. Other than its maintenance and management of the Member Information Database, Netcentives shall have no direct access to or right to use any information in the Member Information Database or regarding Members obtained directly or indirectly from CoolSavings as a result of this Agreement (including but not limited to Member Data), unless otherwise authorized by a Member.

     (C) Notwithstanding anything in this Section 6.2, nothing in this Agreement shall give CoolSavings any rights to any information relating to consumers participating in other programs run by Netcentives, including without limitation the ClickRewards Program, that was not obtained directly or indirectly from CoolSavings as a result of this Agreement (including but not limited to Member Data) (the "Netcentives Member Information"),
                                             ------------------------------
               even if such information also relates to a Member. Netcentives shall retain complete and exclusive ownership of all Netcentives Member Information.

     6.3  Publicity.  The parties shall issue mutually agreeable press releases
          ---------
promptly following each of the following events: (i) the execution of this Agreement by both parties, (ii) the launch of the

CoolSavings Program, and (iii) the achievement of certain mutually agreeable milestones. The parties also shall, at mutually agreeable times, issue other mutually agreeable press releases that may, among other things, confirm the existence of a relationship between the parties. Neither party shall issue a press release or make any statement to the general public concerning this Agreement, or the relationship created hereby, without the express prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that each party may make such disclosures required by law or that such party reasonably determines is required for any governmental or regulatory filings, including but not limited to disclosures of Confidential Information, without the prior written consent of the other party.

     6.4  Trademarks.
          ----------

          (A) CoolSavings Marks. CoolSavings hereby grants to Netcentives a
              -----------------
revocable, limited, non-exclusive, nontransferable license, without the right to sublicense, to use, reproduce, display, and transmit the CoolSavings Marks in Netcentives' promotional materials (subject to obtaining CoolSavings' prior written approval of each such use) and on the CoolSavings Program web site, provided, however, that (a) any use of the CoolSavings Marks shall be for the
-----------------
purpose of promoting the CoolSavings Program or reflecting the relationship between the parties, and (b) such use shall be in conformance with the style guide of CoolSavings, as amended from time to time, or as otherwise approved in writing by CoolSavings.

          (B) Netcentives Marks.  Netcentives hereby grants to CoolSavings a
              -----------------
revocable, limited, non-exclusive, nontransferable license, with the right to sublicense to CoolSavings Merchants, to use, reproduce, display, and transmit the Netcentives Marks in CoolSavings' promotional materials (subject to obtaining Netcentives' prior written approval of each such use) and on the CoolSavings Program web site, provided, however, that (a) any use of the
                              -----------------
Netcentives Marks shall be for the purpose of promoting the CoolSavings Program or reflecting the relationship between the parties, and (b) such use shall be in conformance with the style guide of Netcentives, as amended from time to time, or as otherwise approved in writing by Netcentives.

          (C) Ownership.  Nothing herein shall be deemed to grant either party
              ---------
any ownership rights in the Marks of the other party or deemed to grant any rights in any Marks other than those provided by the providing party.

                                  Section VII
                                 Miscellaneous

     7.1  Representations and Warranties.
          ------------------------------

          (A) By Netcentives.  Netcentives warrants that the CoolSavings Program
              --------------
will operate in substantially the same manner as is represented in the Manual.

          (B) By CoolSavings.  CoolSavings warrants that:  (i) any Promotion
              --------------
will be operated in substantial conformance with the Manual at all times; and
(ii) it will make no representations and warranties to CoolSavings Merchants or Members in excess of those made by Netcentives in the Manual.

          (C) By Each Party. Each party to this Agreement represents and
              -------------
warrants to the other that (a) such party has the full corporate right, power, and authority to enter into this Agreement and perform the acts required of it hereunder, (b) the execution of this Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement to which such party is a party or by which it is otherwise bound, and (c) when executed and delivered by such party, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

     7.2  Disclaimer of Any Other Warranty.  EXCEPT FOR THE EXPRESS WARRANTIES
          --------------------------------
STATED IN SECTIONS 7.1, EACH OF NETCENTIVES AND COOLSAVINGS MAKES NO WARRANTY, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO NETCENTIVES' CONSULTING SERVICES, THE INCENTIVES MANAGEMENT SYSTEM OR THE COOLSAVINGS PROGRAM, THE COOLSAVINGS PROPERTIES, AND EACH OF NETCENTIVES AND COOLSAVINGS SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM COMPUTER VIRUS, AND ANY IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. IN ADDITION, NETCENTIVES DOES NOT WARRANT THAT ITS SYSTEMS OR SERVERS (AS DEFINED IN THE MANUAL), OR THE INFORMATION CONTAINED THEREON ARE ERROR-FREE, AND COOLSAVINGS DOES NOT WARRANT THAT ITS SYSTEMS OR SERVERS FOR THE COOLSAVINGS PROPERTIES, OR THE INFORMATION CONTAINED THEREON ARE ERROR-FREE.

     7.3  Limitation of Liability.  EXCEPT FOR LIABILITY ARISING UNDER SECTION
          -----------------------
7.5, OR FOR A BREACH OF SECTION 3.1, 3.11, 6.1, or 6.2(B), NEITHER PARTY'S LIABILITY ARISING OUT OF THIS AGREEMENT SHALL EXCEED THE NET CASH AMOUNTS RECEIVED BY NETCENTIVES FROM COOLSAVINGS HEREUNDER. EXCEPT FOR LIABILITY ARISING UNDER SECTION 7.5, OR FOR A BREACH OF SECTION 6.1 OR 6.2(B), NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOST PROFITS, LOST DATA, OR ANY CONSEQUENTIAL, SPECIAL, EXEMPLARY, INCIDENTAL, OR INDIRECT DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE OR STRICT LIABILITY), ARISING OUT OF THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DENY OR LIMIT A PARTY'S RIGHT TO BE MADE WHOLE UNDER ANY INDEMNIFICATION OBLIGATION UNDER SECTION 7.5, EVEN IF THE DAMAGE AMOUNT AWARDED TO THE THIRD PARTY IN (AND ASSESSED AGAINST THE INDEMNIFIED PARTY), OR INCURRED IN ANY SETTLEMENT OF, THE CLAIM FOR WHICH INDEMNIFICATION IS REQUIRED UNDER THIS AGREEMENT INCLUDES INCIDENTAL, INDIRECT, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION LOST REVENUES OR PROFITS, LOSS OF BUSINESS OR LOSS OF DATA.

     7.4  Independent Contractors.  The relationship of Netcentives and
          -----------------------
CoolSavings established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to constitute the parties as agents, partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

     7.5  Indemnification.
          ---------------

          (A) By Netcentives.  Netcentives hereby agrees to indemnify, defend
              ---------------
and hold harmless CoolSavings, its successors, assigns, agents, officers, directors, and employees, from and against any and all claims, losses, damages, suits, judgments, costs and expenses (including litigation costs and reasonable attorneys' fees) ("Costs") suffered in any third party claim arising out of or
                   -----
relating to (i) an allegation that CoolSavings' use of Netcentives' Marks in strict accordance with the terms of this Agreement infringes any copyright or trademark, (ii) a breach of any obligation of Netcentives under this Agreement or the representations or warranties set forth in Section 7.1(A) and (C), (iii) Netcentives' gross negligence or willful misconduct, (iv) the Patents, and (v) infringement by the Licensed Software of any copyright or patent of any third party (except for any Costs arising out of or relating to CoolSavings' use of the Licensed Software after receipt of notice from Netcentives directing Coolsavings to cease using the Licensed Software); provided, however, that in
                                                   ------------------
each such case CoolSavings (x) promptly notifies Netcentives in writing of any such allegation or claim, (y) provides Netcentives with sole control and authority over the defense or settlement thereof (provided that Netcentives will not enter into any settlement without CoolSavings' prior written consent); and
(z) provides reasonable cooperation to Netcentives in defending or settling any such claim at Netcentives' sole expense. Netcentives shall not be required to indemnify CoolSavings under this Agreement to the extent any claims, losses, damages, suits, judgments, costs and expenses for which indemnification is sought are determined to be a direct result of the gross negligence or willful misconduct of CoolSavings in the performance of its services hereunder. In the event of any conflict between the terms and conditions of this Section 7.5(A) and the terms and conditions of any other agreement between the parties arising out of this Agreement (by way of example but not limitation, the Netcentives Inc. Incentives Management Client Software License Agreement, the provisions of this Agreement shall control.

          (B) By CoolSavings.  CoolSavings hereby agrees to indemnify, defend
              ---------------
and hold harmless Netcentives, its successors, assigns, agents, officers, directors, and employees, from and against any and all claims, losses, damages, suits, judgments, costs and expenses (including litigation costs and reasonable attorneys' fees) suffered in any third party claim arising out of or relating to
(i) an allegation that Netcentives' use of CoolSavings' Marks in strict accordance with the terms of this Agreement infringes any copyright or trademark, (ii) a breach of any obligation of CoolSavings under this Agreement or the representations or warranties set forth in Section 7.1(B) and (C), (iii) CoolSavings' failure to collect or remit any Taxes relating to its purchase or distribution of Points, (iv) any award, redemption, or conversion of Points arising out of a fraudulent or invalid Qualifying Activity with regard to Promotions that do not conform to those set forth in Exhibit F, or that contain
                                                     ---------
a proposed Qualifying Activity that does not require sufficient authentication of the Consumer as a unique user in accordance with Netcentives' security and validation practices; (v) CoolSavings' gross negligence or willful misconduct; and (vi) the CoolSavings Program, except where Netcentives has the obligation to indemnify CoolSavings pursuant to the terms of Section 7.5(A) above. ; provided,
                                                                       ---------
however, that in each such case Netcentives (x) promptly notifies CoolSavings in
--------
writing of any such allegation or claim, (y) provides CoolSavings with sole control and authority over the defense or settlement thereof (provided that CoolSavings will not enter into any settlement without Netcentives' prior written consent); and (z) provides reasonable cooperation to CoolSavings in defending or settling any such claim at CoolSavings' sole expense. CoolSavings shall not be required to indemnify Netcentives under this Agreement to the extent any claims, losses, damages, suits, judgments, costs and expenses for which indemnification is sought are determined to be a direct result of the gross negligence or willful misconduct of Netcentives in the performance of its services hereunder.

     7.6  Notices.  All notices and demands relating to this Agreement shall be
          --------
given in writing and shall be deemed sufficiently given, served, and received for all purposes upon the first to occur of actual receipt, or delivery by generally recognized overnight courier service, or by facsimile transmission (with the original subsequently delivered by other means permitted by this Agreement, although the effective date of such notice shall be the date of such facsimile transmission provided the original is subsequently delivered as provided herein), or three (3) days after deposit in the United States Mail, certified or registered, return receipt requested, with postage prepaid, addressed to the address of the receiving party set forth on the signature page of this Agreement, or to any other address of the receiving party designated by written notice in accordance with this paragraph. A copy of notices to Netcentives shall be sent to the Chief Financial Officer of Netcentives.

     7.7  Waiver, Amendment and Modification.  No waiver, amendment or
          ----------------------------------
modification of any provision hereof shall be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No failure by either party to exercise and no delay by either party in exercising any right, power or remedy with respect to the obligations secured hereby shall operate as a subsequent waiver of any such right, power or remedy. Notwithstanding the foregoing, subject to the terms of
Section 3.3(F), Netcentives shall be entitled to amend the Manual as it deems appropriate.

     7.8  Assignment.  Each of the parties agrees that its rights and
          ----------
obligations under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of the other party (which consent will not be unreasonably withheld or delayed), and any assignment made without such consent shall be void. Notwithstanding the foregoing, no consent shall be required for an assignment of this Agreement made pursuant to a merger or sale of all or substantially all of the assets, or sale of all the outstanding stock of a party, subject to Sections 5.2(B) and (C). This Agreement will bind and inure to the benefit of the parties and their successors and permitted assigns.

     7.9  Severability.  In the event that any of the provisions of this
          ------------
Agreement shall be held by a court of competent jurisdiction to be unenforceable, such provision will be enforced to the maximum extent permissible and the remaining portions of this Agreement shall remain in full force and effect. The parties agree to negotiate in good faith a substitute, valid and enforceable provision that most nearly effects the parties' intent and to be bound by the mutually agreed substitute provision.

     7.10 Force Majeure.  Neither party shall be responsible for any failure to
          -------------
perform due to unforeseen circumstances or to causes beyond its control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, shortages of transportation facilities, fuel, energy, labor or materials or failures of telecommunications or electrical power supplies (a "Force Majeure Condition");
                                                    -----------------------
provided however, economic inability to satisfy a payment obligation shall not be deemed a Force Majeure Condition under this Section. A party whose performance is affected by a Force Majeure Condition shall be excused from such performance to the extent required by the Force Majeure Condition so long as such party takes all reasonable steps to avoid or remove such causes of nonperformance and immediately continues performance whenever and to the extent such causes are removed.

     7.11  Entire Agreement; Amendment.  This Agreement, together with the
           ---------------------------
Manual constitutes the final and entire agreement between the parties and may not be modified or amended except by a writing signed by both of the parties.

     7.12  Settlement of Disputes.  To the fullest extent permitted by law, any
           ----------------------
dispute, claim or controversy of any kind arising is connection with, or relating to, this Agreement, except for a dispute, claim or controversy arising under Sections 6.4 (Trademarks) and/or 6.1 (Confidentiality), shall be resolved exclusively by binding arbitration in San Francisco County, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, by one (1) arbitrator appointed in accordance with said rules. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

     7.13  Additional Matters.  The headings and captions used in this Agreement
           ------------------
are for convenience only, and shall not in any way affect the interpretation of the provisions of this Agreement. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument and shall be governed by and construed in accordance with the laws of the State of California, without reference to conflict of laws provisions thereof.


                           (Signature Page Follows)

AGREED AND ACCEPTED BY:

NETCENTIVES INC.
                                         Address:
Date: March 31, 2000
                                         475 Brannan Street
                                         San Francisco, CA 94107
By: /s/ L.F. Longinotti                  Facsimile: (415) 538-1889


Name: L.F. Longinotti


Title: EVP Operations & CFO



COOLSAVINGS.COM INC.
                                         Address:

Date: March 31, 2000
                                         8755 West Higgins
                                         -----------------
                                         Suite 100
By: /s/ Jonathan J. Smith                Chicago, IL 60631-2708

                                         Facsimile: (773) 693-1311
                                                    --------------
Name: Jonathan J. Smith


Title:  Executive Vice President

                                  Exhibit A1

                      Trademarks and Logos of Coolsavings


Coolsavings



                                  Exhibit A2

                      Trademarks and Logos of Netcentives


Netcentives

 .  Necentives(TM)
   Rewarding Relationships(TM)

 .

 .  clickrewards(TM)

 .  clickrewards(TM)
   It all adds up.(TM)

 .  clickrewards(TM)
   Shop online.Earn miles.

 .  clickrewards(TM)
   Shop online. Get miles. Go places.

 .  clickrewards(TM)
   Shop here. Earn miles.

CONFIDENTIAL                                                       Page 30 of 66

                                   Exhibit B

                   Incentives Management System Policy Manual


[LOGO OF NETCENTIVES]


Incentives Management System Policy Manual


1.  Description
--------------------------------------------------------------------------------
Netcentives has developed the Incentives Management System, which provides a branded promotional currency that you (the "Licensee") can use to enhance
                                            --------
marketing efforts to Consumers. This Incentives Management System Policy Manual, as amended from time to time, (the "Manual") constitutes part of the
                                            ------
Incentives Management Program Agreement (the "Agreement") between Licensee and
                                              ---------
Netcentives. To the extent there is any direct and irreconcilable conflict between the Agreement and this Manual, the Agreement shall control.

2.  Definitions
--------------------------------------------------------------------------------
The following definitions shall apply for purposes of this Manual. All capitalized terms not defined herein shall have the meaning given them in the Agreement.

"Adjustment" means the return transfer to a Promotion Account of a portion of
 ----------
Points previously Granted to a Consumer Account or a New Account under a Qualifying Activity.

"Client Software" means the software, in object code form, used to access the
 ---------------
Server Software.

"Client System" means the designated system that runs the Client Software.
 -------------

"Cryptographic Key" means the data used to encrypt and digitally sign data for
 -----------------
secure storage and transmission.

"Deposit Request Authorization" (or "DRA") means the digital message provided by
 -----------------------------       ---
Netcentives to Licensee, in response to a DRM, indicating approval of a Grant to a Consumer Account or New Account, and confirming that Points are being transferred in accordance with the corresponding DRM.

"Deposit Request Message (or "DRM")" means the digital message provided by
 -----------------------      ---
Licensee to Netcentives requesting Grant authorization and the transfer of Licensee's Points to a Consumer Account or New Account on the behalf of a Member or Consumer, respectively.

A "Grant" occurs when Licensee determines that a Consumer has earned Points
   -----
under a Qualifying Activity, grants the designated number of Points for such Qualified Activity to such Consumer, and notifies such Consumer of his or her earning activity.

"New Account" means the temporary account established by Netcentives on a
 -----------
Consumer's behalf following such Consumer's initial Qualifying Activity. The New Account will maintain a temporary record of balances of such Consumer's accumulated Points until such Consumer becomes a Member, at which time the balance of Points will be transferred to such Consumer's Consumer Account.

CONFIDENTIAL                                                       Page 31 of 66

"Password" means the identifying information that confirms that a Consumer
 --------
Account belongs to a specific Consumer or Member.

"Program" means the consumer incentives program which is the subject of the
 -------
Agreement.

"Reversals" means the return transfer to a Promotion Account of all Points
 ---------
previously Granted to a Consumer Account or a New Account under a Qualifying Activity.

"Server Software" means the software, in object code format, used to deliver
 ---------------
DRMs to Netcentives.

"Server System" means the dedicated system that runs the Server Software.
 -------------

"Software" means the Client Software together with the Server Software,
 --------
collectively known as the RewardBroker software.

"System" means the Client System together with the Server System.
 ------


3.  Transactions; General

Licensee will designate at least one authorized contact person responsible for day-to-day maintenance of Promotion Accounts, and provide Netcentives with the name and contact information for such person. Both parties will respond promptly to requests for assistance and information relating to the Incentives Management System. Both parties will use reasonable commercial efforts to minimize service disruptions and customer service issues, and to facilitate software maintenance.


Transaction Processing
The transaction processing procedure and respective responsibilities are outlined below:

Deposit Request Messages (DRMs)

For every Qualifying Activity performed by Consumer, Licensee will submit a DRM to Netcentives requesting the transfer of Points from Licensee's Account to the applicable Consumer Accounts or New Accounts. Each DRM shall contain the identifying data specified below, and any other information that Netcentives and Licensee mutually agree will be supplied under that particular Promotion.

The DRM identifying data shall include:

a)  Consumer's e-mail address;

b)  Consumer ID information;

    (i) Last four digits of Consumer's home or office Zip Code; or

    (ii) Last four digits of Consumer's home or office phone number.

a) Licensee's Promotion ID number (supplied by Netcentives upon registration of Promotion);

b)  Number of Points to be awarded to the Consumer;

c) AUTH_STRING (used to authenticate messages sent from Licensee's server to Netcentives' server);

d)  Host Name (name of the host on which the IMS runs); and

CONFIDENTIAL                                                       Page 32 of 66

e)  Port Number (Port on the IMS-API which sends messages to the IMS).

For each Qualifying Activity, Licensee shall submit a DRM within 24 hours of the performance of the Qualifying Activity, provided, however, that for Qualifying
                                        -----------------
Activities involving purchases, Licensee may choose to submit a DRM within 24 hours of the confirmation, credit authorization or completion of the payment required for such purchase. Licensee will clearly communicate to the Consumer, in the manner specified by Netcentives, that Points will be Granted once the purchase transaction has been processed.

Licensee understands that Netcentives will rely on and act upon any DRM that reasonably appears to be valid, and Licensee agrees to be liable for any Points transferred pursuant to such DRM.

Deposit Request Authorizations (DRAs)

Upon approval of a DRM, Netcentives will issue a DRA to Licensee authorizing the Grant of Points to Consumers and notifying Licensee that the appropriate amount of Points will be debited from the Promotion Account and transferred to the applicable Consumer Account or New Account. Issuance of the DRA may be subject to earning limits placed on Consumer Accounts or other restrictions established by Netcentives.

In the event of System failure, or if the DRM process is interrupted or delayed, Licensee will post a message to Consumer indicating that Point earning activity is pending approval.

If Netcentives does not approve a DRM, Netcentives will provide a digital message stating that such DRM has been denied, and Licensee shall follow the applicable procedures provided by Netcentives.

Debiting and Crediting Accounts

Upon the Grant of Points to a Consumer, Netcentives will debit the requested and authorized amount from the Promotion Account and credit such amount to the applicable Consumer Account (or, in the event that such Consumer has not yet opened a Consumer Account, to a new Consumer Account based on such Consumer's e-mail address).

Reversals and Adjustments

Licensee may request Reversals or Adjustments of Grants to Consumers under appropriate circumstances, such as return of goods purchased by Consumers. Netcentives will debit the designated amount of Points from the appropriate Consumer Account and credit those Points back to the applicable Promotion Account. Netcentives reserves the right to refuse to process a Reversal or Adjustment for any reason, including (i) an insufficient balance of Points in the applicable Consumer Account or (ii) the fact that all or any portion of the specific Grant to be reversed has already been redeemed. Licensee shall pay to Netcentives the fee set forth in the Agreement for each Reversal or Adjustment performed.

In all requests for Reversals or Adjustments, Licensee will include the date of the request, the Consumer Account e-mail address, and the amount of Points to be debited from the Consumer Account. Such amount may not exceed the amount of the Grant associated with the initial transaction.

Customer Service

Netcentives will provide e-mail support for Consumers and Licensee during Netcentives' regular customer support hours (Monday to Friday, 9 a.m. to 5 p.m. PST, excluding holidays). Licensee will

CONFIDENTIAL                                                       Page 33 of 66
forward or refer all Member inquiries related to the Program it receives to Netcentives. Netcentives will refer all inquiries related to Licensee's products, services, or promotion to Licensee.


Records

 . Licensee and Netcentives will maintain, in a secure and confidential manner, an original record, or a complete and legible copy, of every Qualifying Activity completed by a Consumer. Qualifying Activity records shall be contained in files named "audit.dat" and "audit.dat.<mnth>.<yr>" and should be kept indefinitely. Such records shall be treated as Confidential Information in accordance with the terms of the Agreement, and shall be provided to Netcentives upon request to settle Consumer disputes. Licensee understands and agrees that Netcentives will rely on the accuracy of such records in the transferring of Points and in the Consumer dispute resolution process. Additionally, Netcentives may request copies of Licensee dispute and operating procedures, and Licensee agrees to notify Netcentives of any changes to such procedures affecting the Program.

 . Licensee will maintain Qualifying Activity records named "CURRENCY_TRANSFER" that appear in the database table at Licensee's site. Such records will contain, among other things, the consumer's email address, amount of points transferred, promotion ID of the award, and the bill-to postal code of the consumer's credit card used for the Qualifying Activity.

 . Licensee will provide and maintain data in a database at Licensee's site in the following tables: NETC_TRANSACTIONS, NETC_TransNotOptIn and NETC_TransItems. The data in these tables shall include the following information relating to each purchase transaction executed at Licensee's site: consumer's email address, date consumer submitted credit card, date credit card was billed, amount of purchase, consumers' bill-to postal code, and the list of SKU codes for items purchased. Such data shall be retained by Licensee for at least six months prior to being archived. Netcentives agrees that no such data shall be removed from Licensee's site.

Error and Dispute Procedures

Licensee and Netcentives agree that they will at all times operate the Program in a manner intended to limit Consumer complaints. Licensee will notify Netcentives of any Consumer complaint or dispute that comes to its attention. Netcentives will investigate all Consumer complaints or disputes related to the Program, and Licensee will cooperate with such investigation to the extent such complaint or dispute is related to Licensee's participation in the Program.


In the event that a Consumer complaint or dispute arises out of Licensee's failure to comply with this Manual or the material terms of the Agreement, Licensee shall be responsible for any money damages or other costs arising out of such complaint or dispute, and shall reimburse Netcentives for any out-of-pocket costs attributable to such complaint or dispute. In the event that a Consumer complaint or dispute arises out of Netcentives' failure to comply with this Manual or the material terms of the Agreement, Netcentives shall be responsible for any money damages or other costs arising out of such complaint or dispute, and shall reimburse Licensee for any out-of-pocket costs attributable to such complaint or dispute.

CONFIDENTIAL                                                       Page 34 of 66

Fraud and Program Abuse

Licensee and Netcentives will take all reasonable actions to investigate potential acts of fraud or abuse. Licensee will cooperate with all reasonable requests of Netcentives concerning investigation and/or prosecution of anyone engaging in, or suspected of engaging in, fraud or abuse, including cooperating with any civil or criminal prosecution.

In the event that Licensee detects any fraud or abuse in relation to the issuance, earning, or redemption of Points, Licensee shall immediately notify Netcentives of such detection. Licensee may at its discretion void a transaction electronically if it reasonably determines that such transaction involves fraud or abuse. Netcentives may at its discretion suspend or cancel a Consumer Account if it suspects fraud or abuse.

Netcentives may from time to time request Licensee's cooperation in developing improved procedures for fraud and abuse detection, investigation and elimination.

Netcentives may suspend any Promotion Accounts and delay the debiting or crediting of any transactions with respect thereto during a pending, good faith investigation into any suspected acts of fraud. Licensee agrees that it shall respond promptly to Netcentives' requests for information relating to such suspected acts of fraud, and shall provide reasonable assistance to Netcentives for the purposes of minimizing such acts of fraud and their operational impact.


Risk Management and Security
Software Installation and Maintenance

Netcentives will provide Client Software and Server Software to be installed on the Client System and Server System, respectively, which will enable the Licensee to submit Deposit Request Messages and Grant Points to Consumers.
Usage of the Software will be governed by the Incentives Management System Client Software License Agreement. Netcentives will provide telephone technical support to assist Licensee in its use of the Software. Licensee will install any upgrades to Cryptographic Keys provided by Netcentives within twenty-four
(24) hours following delivery by Netcentives to Licensee.

Software Physical and Logical Security

Licensee shall run the Client Software on a designated Client System and run the Server Software on a dedicated Server System. Only applications needed for the proper operation of the Server Software can be run on the Server System. Licensee shall ensure security of these Systems and Software at all times such Systems and Software are stored by the Licensee. Licensee's security system shall contain the following security controls:

 .    Physical security controls isolating the Systems from physical access by anyone not directly authorized to manage the Systems.

 .    Logical access controls that enforce positive control over access to the
     Systems and Software.

 .    Code integrity controls that verify the integrity of the Software.

 .    Connectivity controls that ensure that all network connections to the
     Systems are under the positive control of those personnel with direct responsibility for the security of the Software.

CONFIDENTIAL                                                       Page 35 of 66

 .    Physical security controls isolating the Cryptographic Key ignition strings from physical access by anyone not directly authorized to manage such strings. The key ignition strings shall not be stored on any magnetic media or in any electronic form.

 .    All Cryptographic Keys that support security functionality for the Program will be used and stored solely within secure, dedicated Software and Systems.

 .    Positive controls over all Consumer information and data, including, but not limited to, an encrypted system commensurate with SSL for the transfer and receipt of (a) newly assigned Consumer passwords and (b) sign-up and earning data provided by Consumers.

The above-listed security controls shall generate effective audit trails that are secure from modification and unauthorized access, and that may be made available to Netcentives upon request.

All storage and security systems are subject to inspection and approval by Netcentives prior to the delivery of the Software.

Licensee's General Duties
Licensee will, at all times:
a) submit a DRM to Netcentives for any valid request for Points presented by Consumers;

b)  not Grant Points without receiving a DRA;

c) not request a Member Password or any other means of Consumer Account verification on behalf of Netcentives unless agreed upon in writing by Netcentives;

d) not knowingly request a DRA, or knowingly Grant Points to a Consumer Account or New Account, for earning activity which is performed by any person other than the individual for which the request is made;

e) not convert Points into cash or sell Points to Consumers or any other individuals directly for cash;

f) not indicate or suggest in any manner that Netcentives endorses Licensee's products, activities, or services.

g) not impose any extra surcharges, including tax, upon Consumers for participation in the Program other than those permitted under this Manual, the Promotion, or in the Agreement;

h)  make its general policies clear and available to Consumers;

i) Grant Points to Consumers in amounts equal to those originally offered and/or advertised to Consumers at the point of sale under a Qualified Activity;

j) follow the security, fraud prevention and other procedures outlined in this Manual;

k) not impair Netcentives' ability to enforce the terms and conditions of membership in the Program or encourage Members to violate such terms and conditions;

l) comply with applicable laws, rules and regulations with respect to its operations, its marketing and sale of its products or services, and its representation of the Program and Licensee's involvement in the Program.

CONFIDENTIAL                                                       Page 36 of 66

Netcentives General Duties
Netcentives will, at all times:

a)  provide a response to all DRMs posted by Licensee to Netcentives;

b) be responsible for accurately crediting Consumer Accounts and debiting Promotion Accounts for Grants requested by the Licensee and authorized by Netcentives;

c) use its best efforts to ensure the secure transmission of data transmitted by Licensee to Netcentives via the Server Software.

d) follow the security, fraud prevention, and other procedures outlined in this Manual;

e)  provide customer service to Members;

f) maintain the Program, and permit Members to realize benefits through redemption of Points earned through participation in the Program and Promotions;

g) comply with applicable laws, rules and regulations with respect to its operation of the Program.

Miscellaneous
Amendments to Manual

Netcentives may from time to time update or modify this Manual, in whole or in part, in its discretion. Any such updates or modifications (the
"Modifications") will be effective thirty (30) days following Licensee's receipt
 -------------
of the new version of this Manual. It is Licensee's responsibility to read and comply with any Modifications to the Manual.

Enforcement

Netcentives' failure to exercise or enforce any of its rights under this Manual will not act as a waiver of such rights or of any of its rights under the Agreement.

CONFIDENTIAL                                                       Page 37 of 66

                                   Exhibit C

                                  Basic Report



WEEKLY REPORT FOR WEEK ENDING Nov ##, 1998 FROM SERVER XXXXXXXXXXXX

Total Consumers ####

#### Authenticated(A)
##### Fully Authenticated(FA)
## Authenticated/Locked(LA)
## Fully Authenticated/Locked(LFA)
## Participated/Locked(LP)
## Other
## Other
#### Participated(P)
##### Signed Up(S)

Points Total= ######## Transactions/Week=    ######### Points/Week=  ###########


Business    Promotion      Points  Trans  Transactors  Pts/Week  Trans/Week

COMPANY     Promotion #1    #####   ###       ###       #####       ###
COMPANY     Promotion #2    #####   ###       ###       #####       ###
COMPANY     Promotion #3    #####   ###       ###       #####       ###
COMPANY     Promotion #4    #####   ###       ###       #####       ###
COMPANY     Promotion #5    #####   ###       ###       #####       ###

TOTAL REDEMPTIONS
 ****************
Supplier       Redemption          Status             Count Count/Unique  Points

COMPANY                       COMPANY Merchandise 1 IP   ###       #####  #####
COMPANY                       COMPANY Merchandise 1  R   ###       #####  #####
COMPANY                       COMPANY Merchandise 1  V   ###       #####  #####
COMPANY                       COMPANY Merchandise 2 IP   ###       #####  #####
COMPANY                       COMPANY Merchandise 2  R   ###       #####  #####
COMPANY                       COMPANY Merchandise 2  V   ###       #####  #####
Supplier 1                    Compact Disc          IP   ###       #####  #####

CONFIDENTIAL                                                       Page 38 of 66

Supplier 1          Compact Disc       R           ###      ####       #######
Supplier 1          Compact Disc       V           ###      ####       #######
Supplier 2          Book              IP           ###      ####       #######
Supplier 2          Book               R           ###      ####       #######
Supplier 2          Book               V           ###      ####       #######

Redemptions for Week

Supplier       Redemption               Status   Count    Count/Unique  Points

COMPANY          COMPANY Merchandise 1  IP        ###      ####          #######
COMPANY          COMPANY Merchandise 1  R         ###      ####          #######
COMPANY          COMPANY Merchandise 1  V         ###      ####          #######
Supplier 1       Compact Disc           IP        ###      ####          #######
Supplier 1       Compact Disc           R         ###      ####          #######
Supplier 1       Compact Disc           V         ###      ####          #######
Supplier 2       Book                   IP        ###      ####          #######
Supplier 2       Book                   R         ###      ####          #######
Supplier 2       Book                   V         ###      ####          #######

CONFIDENTIAL                                                       Page 39 of 66

Points Threshold Summary Report for Nov XX, 1998
------------------------------------------------
Promotions that will run out of points in two weeks based on two week run rate
Business        Promotion          CurrentBalance      TwoWeekRunRate
COMPANY         Promotion #1           #####             #######
COMPANY         Promotion #2           ######            #######
COMPANY         Promotion #3           #####             ####
COMPANY         Promotion #4           ####              ####


Promotions that will run out of points in four weeks based on two week run rate
Business          Promotion           CurrentBalance      TwoWeekRunRate
COMPANY           Promotion #5           #####               #######
COMPANY           Promotion #6           ######              #######
COMPANY           Promotion #7           #####               ####
COMPANY           Promotion #8           ####                ####

Promotions Expiring in next 30 days
Business           Promotion            Expiration Date
COMPANY           Promotion #2        Nov 25 1998 12:00AM
COMPANY           Promotion #3        Nov 30 1998 12:00AM


Promotions that have not had an earning transaction within the last 7 days
BusinessName                   PromotionName
COMPANY                        Promotion #10
COMPANY                        Promotion #14

CONFIDENTIAL                                                       Page 40 of 66

                                   Exhibit D1

                            Consulting Fee Schedule


The Agreement provides for services to be delivered by Netcentives up to specified limits of hours worked or deliverables completed. The following fee schedule applies to services CoolSavings may contract for beyond those specified in the Agreement:

Service Description                                                       Fee
--------------------------------------------------------------------------------------
Marketing Consulting Services
--------------------------------------------------------------------------------------
Marketing Promotion Consulting                                        $800 per day
--------------------------------------------------------------------------------------
Strategic Promotion Consulting                                       $1,500 per day
--------------------------------------------------------------------------------------
Reward Strategy and Sourcing Consulting                              $1,200 per day
--------------------------------------------------------------------------------------
Web Site Production
--------------------------------------------------------------------------------------
HTML production                                                      $100 per hour
--------------------------------------------------------------------------------------
Art production                                                        $80 per hour
--------------------------------------------------------------------------------------
Art direction and design                                             $125 per hour
--------------------------------------------------------------------------------------
Copy development                                                     $100 per hour
--------------------------------------------------------------------------------------
Partner Integrations
--------------------------------------------------------------------------------------
Standard Integration for Merchant Partners                           See Exhibit D2
--------------------------------------------------------------------------------------
Standard Integration for Suppliers                                   See Exhibit D2
--------------------------------------------------------------------------------------
Additional Integration Consulting                                    $1,000 per day
--------------------------------------------------------------------------------------
Software Integration
--------------------------------------------------------------------------------------
Software Integration Project Management                              $1,600 per day
--------------------------------------------------------------------------------------
Software Integration Consulting                                      $1,000 per day
--------------------------------------------------------------------------------------

Netcentives will provide services as mutually agreed between CoolSavings and Netcentives, subject to resource availability. Day rates are based on 8-hour days. Partial days are billed at full day rates. CoolSavings will reimburse Netcentives for all reasonable expenses incurred in providing such services (including, without limitation, travel and lodging expenses).


CONFIDENTIAL                                                       Page 41 of 66

                                   Exhibit D2

                                  Service Fees


Service                             Definition                            Price
-----------------------------------------------------------------------------------------
 Standard Customer      Up to 4 contacts per 100 transactions            Included
 Service
-----------------------------------------------------------------------------------------
 Extended Customer      Above 4 contacts per 100 transactions    $6 per additional contact
 Service
-----------------------------------------------------------------------------------------
 Customer service metrics and fees and calculated based on a quarterly average and billed quarterly.  Payments due net 30.  More frequent updates about customer service metrics
 (as frequently as monthly) are available from your account manager upon request.
 Transactions are defined as any earning or redemption activity in the CoolSavings
 Program.  A "contact" is defined as an email or other response that is generated by
 Netcentives' customer service department in response to or as a result of any
 CoolSavings-specific inquiry made by a consumer that is prompted by CoolSavings'
 action, CoolSavings' failure to perform a necessary action or issues relating to the
 CoolSavings Program.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 Standard Reversals   Using RewardBroker architecture            Included
-----------------------------------------------------------------------------------------
 Non-Standard         Using means other than RewardBroker        $6 per Reversal or
 Reversals            architecture                               Adjustment
-----------------------------------------------------------------------------------------
 Reversal fees will be calculated and billed quarterly.  Payments due net 30.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 New  Partner        Up to 10 hours for Standard Integration,   $10,000 per Merchant
 Integrations (in    set-up, and training                       Partner
 excess of
 included Partner                                               $2,500 per Supplier
 Integrations)                                                  Partner
-----------------------------------------------------------------------------------------
 Multi-Currency      Up to 10 hours for activation and          $5,000 per activation
 Integrations        account integration.  Includes software
                     upgrade where necessary (in active
                     merchants)
-----------------------------------------------------------------------------------------
 Reward Broker       Annual Maintenance Fee for Software        $3,000 per year
 Maintenance Fee
-----------------------------------------------------------------------------------------
 Web Deposit         Monthly Maintenance/Service Fee            $500 per month
 Service Fee
-----------------------------------------------------------------------------------------
 Setup and maintenance fees billed monthly.  Payment due net 30.
-----------------------------------------------------------------------------------------

CONFIDENTIAL                                                       Page 42 of 66

                                   Exhibit D3

                         Extended Services Fee Schedule

The Agreement provides for services to be delivered by Netcentives during the term of the Agreement. The following fee schedule applies to services CoolSavings may contract for beyond the term of the Agreement or in connection with the termination of the Agreement:

Service                                  Definition                               Price
---------------------------------------------------------------------------------------------------
Extended                                                               $6 per contact
Customer Service

---------------------------------------------------------------------------------------------------
Customer service metrics and fees and calculated based on a monthly average and billed monthly.
---------------------------------------------------------------------------------------------------
Redemption              .  Maintain systems, site, member database,    $25,000 per month
Service                    and connectivity for redemptions
                        .  Perform redemption transactions
                        .  Manage suppliers and fulfillment of reward
                           requests
---------------------------------------------------------------------------------------------------
Data Transfer          All member and transaction data in electronic   Time and Materials
                       format.  CoolSavings shall continue to
                       receive the data feed described in Section
                       3.8 of the Agreement until the expiration of
                       the Extended Service Period.
---------------------------------------------------------------------------------------------------
Program Transfer       Any assistance required to transfer program     Time and Materials
                       elements to a new loyalty program
---------------------------------------------------------------------------------------------------
Content Refreshes      Changes to Web site                             Same as Exhibit D1
---------------------------------------------------------------------------------------------------
 Marketing Consulting                                                  Same as Exhibit D1
 Services
---------------------------------------------------------------------------------------------------
 Outbound                                                              Schedule provided
 Communications                                                        separately
---------------------------------------------------------------------------------------------------

Netcentives will provide services as mutually agreed between CoolSavings and Netcentives, subject to resource availability. Day rates are based on 8-hour days. Partial days will be billed at full day rates. CoolSavings will reimburse Netcentives for all reasonable expenses incurred in providing such services (including, without limitation, travel and lodging expenses).

CONFIDENTIAL                                                       Page 43 of 66

                                   Exhibit E

                 Netcentives Inc. Incentives Management System

                       Client Software License Agreement

This license agreement (the "License") authorizes CoolSavings, Inc. (the
                             -------
"Licensee") to use the Licensed Software (as defined below) and related
 --------
documentation subject to the conditions set forth below. Please read this Agreement carefully before installing the Licensed Software. By downloading, installing and/or using the Licensed Software, Licensee agrees to be bound by the terms and conditions stated below. If Licensee does not agree to all the terms and conditions of this Agreement, Licensee may not download, install, or use the Licensed Software.

1. DEFINITIONS. As used in this Agreement, the term "Licensed Software" means the Netcentives Inc. Incentives Management Services Client Software, in object code form only, made available to Licensee for download or otherwise provided to Licensee by Netcentives in connection with the CoolSavings Program, and any documentation provided therewith. The term "Licensed Software" shall also include source code solely to the extent Netcentives makes source code available to Licensee. The term "Agreement" means the Incentives Management Program Agreement between CoolSavings and Netcentives. Capitalized terms not defined herein shall have the meanings given them in the Agreement.

2. INTELLECTUAL PROPERTY AND TITLE. All title in and intellectual property rights related to the Licensed Software are owned by and retained by Netcentives and its licensors, and its structure, organization, and underlying source code are the valuable trade secrets of Netcentives and its licensors. Licensee acknowledges that no title to the intellectual property in the Licensed Software is transferred to Licensee, and Licensee will not acquire any rights to the Licensed Software except for the license as set forth herein. Netcentives reserves all rights not expressly granted herein.

3. LICENSE AND USE. Netcentives hereby grants to Licensee a nonexclusive, nontransferable license, without the right to sublicense, (i) to install the Licensed Software onto a computer hard disk or other permanent storage media of one (1) computer and to load the Licensed Software from the permanent storage media into a central processing unit for purposes of executing the Licensed Software for the sole purpose of participating in the CoolSavings Program and performing its obligations related thereto, and (ii) to use, modify, and incorporate into Licensee's software or systems, the source code made available to Licensee by Netcentives for the sole purpose of customizing the Licensed Software for Licensee's systems. Licensee may not copy, modify, make derivative works of, or distribute the Licensed Software, except: Licensee may make one (1)
                                               ------
copy of the Licensed Software on magnetic media as an archival back-up copy. Licensee must reproduce and include all copyright, trademark, and other proprietary notices of Netcentives with any copies Licensee makes of the Licensed Software. Licensee's agents shall be entitled to exercise the rights granted under this Section 3 on Licensee's behalf, provided that any such agent(s) agree in writing to be bound by the terms of this License.

CONFIDENTIAL                                                       Page 44 of 66

4. OTHER RESTRICTIONS. The Licensed Software is owned by Netcentives and its licensors and is protected by United States copyright laws and international treaty provisions. Licensee may not copy, export, re-export, sublicense, rent, lease, or distribute the Licensed Software except as expressly permitted under this License. Licensee may not reverse engineer, reverse compile, or disassemble the Licensed Software.

5. SUPPORT. Netcentives will provide telephone and e-mail technical support to Licensee with regard to Licensee's use of the Licensed Software during Netcentives' regular business hours.

6. ERRORS AND BUG FIXES. Licensee agrees to notify Netcentives of any errors, bugs, or defects in the Licensed Software promptly upon discovery thereof. Netcentives will use its reasonable commercial efforts to fix any such errors, bugs, or defects.

7. UPGRADES. Netcentives intends to create and provide to Licensee enhancements, updates, and/or upgrades to the Licensed Software, but is under no obligation to do so. Licensee agrees to download and install any such enhancements, updates, and/or upgrades within (30) days following receipt of notice from Netcentives that such enhancements, updates, and/or upgrades are available for download by Licensee.

8. SECURITY AND INSPECTION. Licensee agrees that at all times Licensee will comply with the physical and logical security obligations related to the Licensed Software set forth in the Policy Manual provided to Licensee by Netcentives. Licensee agrees to permit Netcentives, its agents, or employees, upon reasonable notice and during regular business hours, to inspect all premises under Licensee's control where the Licensed Software is copied, used or stored, for the sole purpose of verifying compliance with this License.

9. CONFIDENTIALITY. Licensee hereby acknowledge that the Licensed Software contains Netcentives' confidential and proprietary information. Licensee hereby agrees that as to any of the Licensed Software believed by Licensee or identified to Licensee by Netcentives as being confidential or proprietary, Licensee will keep such Licensed Software, or portion thereof, in strict confidence and will not reveal it to anyone unless Licensee is required to disclose it by order of a judicial tribunal or government agency. Notwithstanding any failure to so identify it, any source code made available to Licensee by Netcentives shall be deemed confidential and proprietary information.

10. TERMINATION. This License is effective until terminated. Licensee may terminate this License at any time with notice to Netcentives. Licensee's license rights will automatically terminate immediately without notice if (i) Licensee fails to comply with any material provision of this License, or (ii) the Agreement expires or is terminated for any reason. In the event of termination, Licensee must destroy the original and all copies of the Licensed Software.

11.  WARRANTIES.

CONFIDENTIAL                                                       Page 45 of 66

     (A) LIMITED WARRANTY. Netcentives warrants and represents to Licensee that: (a) for a period of ninety (90) days from delivery, the Licensed Software, when used for the purpose and in the manner specifically authorized by the Agreement, shall perform as described in its documentation; and (b) the media on which the Licensed Software is recorded shall be free from defects in materials and workmanship under normal use for a period of ninety (90) days following delivery. This limited warranty shall not apply if the Licensed Software has been: (i) altered or modified except by or at the written direction of Netcentives; (ii) used in a hardware or operating system environment that has not been approved by Netcentives, or (iii) subjected to negligence, or computer or electrical malfunction. In the event of a breach of the express limited warranties set forth above, Licensee's sole and exclusive remedy, and Netcentives sole and exclusive liability shall be, at Netcentives' option, repair or replacement of the Licensed Software.

     (B) WARRANTY DISCLAIMER. EXCEPT FOR THE EXPRESS LIMITED WARRANTIES SET FORTH IN SUBSECTION (A) ABOVE, NETCENTIVES AND ITS LICENSORS DISCLAIM ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LICENSED SOFTWARE. NETCENTIVES DOES NOT WARRANT THAT THE OPERATION OF THE LICENSED SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE.

12. LIMITATION OF LIABILITY. IN NO EVENT WILL NETCENTIVES OR ITS LICENSORS BE LIABLE FOR ANY LOST PROFITS, LOST DATA, OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY, SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, OR INCIDENTAL DAMAGES, ARISING OUT OF THE USE OF THE LICENSED SOFTWARE OR THIS LICENSE, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF ANY ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

13. INJUNCTION. In the event that any Licensed Software is, or in Netcentives' sole opinion is likely to be, enjoined due to infringement, Netcentives, at its option and expense, may either (i) modify the Licensed Software so that it becomes noninfringing, (ii) replace the Licensed Software with functionally equivalent non-infringing software, or (iii) if the foregoing alternatives are not reasonably available to Netcentives, accept return of the Licensed Software and terminate this License.

14. SOLE LIABILITY AND REMEDY. THE FOREGOING SECTIONS 12 AND 13 STATE THE ENTIRE LIABILITY AND OBLIGATION OF NETCENTIVES AND LICENSEE'S EXCLUSIVE REMEDY, WITH RESPECT TO ANY ALLEGED OR ACTUAL INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, OR TRADEMARKS BY THE LICENSED SOFTWARE.

15. GOVERNING LAW. This License shall be construed and interpreted according to the laws of the State of California, without regard for conflicts of law provisions.

CONFIDENTIAL                                                       Page 46 of 66

16. EXPORT RESTRICTIONS. Licensee acknowledges that any obligation of Netcentives to provide the Licensed Software under this License shall be subject in all respects to all United States laws and regulations governing the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States. Licensee shall not export, directly or indirectly, any Licensed Software or related information without first obtaining all required licenses and approvals from the appropriate government agencies.

17. GENERAL. This License constitutes the full and complete understanding of the parties with respect to the subject matter herein and may not be altered or modified, except by written consent of both parties. If any provision of this License is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this License will remain in full force and effect.

AGREED AND ACCEPTED:

CoolSavings, Inc.:________________________        Date:__________________

By:_______________________________________

Print Name:_______________________________

Title:____________________________________

CONFIDENTIAL                                                       Page 47 of 66

                                   Exhibit F

                           Standard Promotion Types

Promotion Type               Marketing Objective      Qualifying Activity                       Example
------------------------------------------------------------------------------------------------------------------------------------
Product/Service Purchase    Encourage purchase of      Earn Points for purchasing a specific     Buy this product and get 1000
                            specific product(s).       product or service.                       Points.
------------------------------------------------------------------------------------------------------------------------------------
                            Encourage dollar volume.   Earn Points for a single purchase at     Spend at or above $100 and get 500
                                                       or above a particular dollar amount.     Points.
------------------------------------------------------------------------------------------------------------------------------------
                            Reward and motivate        Earn variable amounts of Points for      Earn Points by making purchases:
                            dollar volume.             purchases at designated dollar               $25-$100 = 250 Points
                                                       plateaus.                                    $100-$250 = 500 Points
                                                                                                    over $250 = 1000 Points
------------------------------------------------------------------------------------------------------------------------------------
                            Encourage purchase now.    Earn Points for a purchase made          Purchase this week and earn 200
                                                       within a specified time period.          Points.
                          ----------------------------------------------------------------------------------------------------------
                            Use the network to         Earn Points for qualified activities     Earn 500 Points when you purchase
                            leverage sales.            at two or more sites.                    items from the following merchants.
                          ----------------------------------------------------------------------------------------------------------
Frequent User/Loyalty       Encourage repeat visits    Earn Points for completing a             Purchase 4 products over the next
                            and build loyalty.         measurable purchase or user activity     month and receive a bonus 500
                                                       (e.g. enrollment, offer selection) on    Points.
                                                       a Web site (including the CoolSavings
                                                       Properties) a specific number of
                                                       times over a specified time period.
                          ----------------------------------------------------------------------------------------------------------
                            Encourage repeats          Earn variable amounts of Points for      Earn Points for frequent purchases
                            visits and build           completing measurable purchase or        over the next month:
                            loyalty.                   user activities (e.g. enrollment,           1-3 purchases = 250 Points
                                                       offer selection) on a Web site              4-6 purchases = 500 Points
                                                       (including the CoolSavings                  7+ purchases = 1000 Points
                                                       Properties) a specific number of
                                                       times over a specific time period.       Earn one Point for every dollar
                                                                                                spent (minimum $25 purchase).
------------------------------------------------------------------------------------------------------------------------------------
Registration                Get names and info on      Earn Points for registering purchased   Register your new widget and receive
                            users of your product      software with unique software ID        500 Points.
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL                                                       Page 49 of 66

                          ----------------------------------------------------------------------------------------------------------
                                                          number.
------------------------------------------------------------------------------------------------------------------------------------
Research                       Gather feedback and/or     Earn Points for responding to a         Fill out this survey and earn 500
* respondents must be in a     develop customer           survey.                                 Points.
qualified database, so         profiles.
authentication of consumer
is not an issue.  Cannot be
available to general public
or unauthenticated members.
------------------------------------------------------------------------------------------------------------------------------------
Off-Web Trial                  Encourage off-Web         Test a product off-web and earn         Earn 1000 Points when you
                               product awareness and     Points when you enter your unique       test-drive this new car.
                               trial.                    test number.
                                                                                                  Earn 250 Points when you submit
                                                                                                  your name and mailing address to
                                                                                                  receive a sample product in the
                                                                                                  mail.
------------------------------------------------------------------------------------------------------------------------------------
Sweepstakes                    Build a database.         Earn Points by winning a Sweepstakes.    Submit your name and email address
                                                                                                  entry into a Sweepstakes where you
                                                                                                  can win Points.
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL                                                       Page 50 of 66

                                   Exhibit G

                         Example of Supplier Contract

This letter of agreement (the "Letter") sets forth the understanding between
                               ------
Netcentives Inc. ("Netcentives") and XXX ("XXX") regarding the purchase and sale
                   -----------             ---
of items for the __________ Redemption Catalog. Please indicate your acceptance of the terms and conditions set forth below by having a copy of this Letter executed on behalf of XXX, and returning to Netcentives a signed original.

1)   General Scope of Agreement.  Netcentives operates an Internet-based
     ---------------------------
incentives program known as the _______________ Program (the "Program") on
                                                              -------
behalf of ___________, Inc.. XXX is in the business of providing merchandise for sale to catalog companies. XXX has formed relationships with manufacturers (the "Manufacturers") of various products for the purchase and shipping of such
      -------------
products to consumers. Pursuant to this Letter, Netcentives shall purchase specific products from XXX for inclusion in Netcentives' Internet catalog, and XXX shall sell such products to Netcentives and arrange for the shipping of such products to Netcentives' consumers.

2)   Term.  This Letter will become effective as of _______________ and shall
     ----
remain effective for one (1) year (the "Initial Term"). The Letter shall
                                        ------------
automatically renew for an additional year at the end of the Initial Term (the "Extension Term"), unless terminated by either party in writing prior to the end
---------------
of the Initial Term. Notwithstanding the foregoing, Netcentives shall have the right to terminate this Letter at any time with at least thirty (30) days written notice to XXX.

3)   Products.  Netcentives shall have the right to purchase from XXX specific
     --------
products (the "Products") to be mutually agreed by the parties in writing. XXX
               --------
shall supply information about each Product (the "Product Information"),
                                                  -------------------
including without limitation the price, warranty information, product features, manufacturer name and logos (the "Manufacturer Marks"), and a photograph or
                                  ------------------
drawing appropriate for catalog publication. Such Product Information shall be provided in the format set forth in Exhibit A (Product Information Sheet). XXX shall ensure that consumers ordering such Products through Netcentives shall receive a manufacturer's warranty and customer service level which is at least as favorable as those provided to the Manufacturer's direct customers.

4)   Orders and Shipping.  From time to time, Netcentives shall deliver orders
     -------------------
to XXX via secure e-mail. Such orders shall include, without limitation, the name and quantity of the Product to be shipped, and the name and shipping address of the consumer to whom the Product should be shipped. XXX shall use best efforts to deliver or cause the applicable Manufacturer to deliver, the applicable Product to the consumer named in such orders at the shipping address provided by Netcentives, within seven (7) days of receipt of Netcentives' order.

5)   Returns.  XXX shall accept the return of a Product only in the event that
     -------
the Product is damaged or defective. In the event that a consumer returns a damaged or defective Product, XXX shall, or shall cause the applicable Merchant to, provide the consumer with a new Product. XXX shall ensure that the applicable Manufacturer also abides by this Paragraph.

CONFIDENTIAL                                                       Page 50 of 65

6)   Payment.  XXX shall invoice Netcentives monthly for Products ordered and
     -------
shipped. Payment for such invoices shall be due within thirty (30) days of Netcentives' receipt of XXX's invoice.

7)   Trademarks.  XXX hereby grants to Netcentives a limited, non-exclusive,
     ----------
nontransferable license, without the right to sublicense, to use, reproduce, display, and transmit the Manufacturer Marks in Netcentives' or ________________'s promotional materials and on any Netcentives or
_________________ web site; provided, however, that (a) any use of the
                            --------  -------
Manufacturer Marks shall be for the sole purposes of promoting the _________________ Program, or reflecting the availability of the Products as incentive awards in the _________________ Program.

8)   Confidential Information.
     ------------------------

     (A)  "Confidential Information" shall mean any consumer order information
           ------------------------
or identifying information (including, without limitation, consumer names and shipping addresses) or other information, which is (a) reasonably understood to be confidential or proprietary, (b) designated in writing to be confidential or proprietary, or (c) if given orally, confirmed promptly in writing as having been disclosed as confidential or proprietary, provided, however, that
                                               --------  -------
information shall not be deemed to be Confidential Information if such information is generally known by or available to the public, or is known by XXX at the time of disclosure.

     (B) XXX agrees not to use any Confidential Information disclosed to it by Netcentives for its own use or for any purpose except to carry out its obligations under this Letter. XXX will not disclose any Confidential Information of Netcentives to third parties or to employees of XXX except (1) employees who are required to have the information in order to carry out XXX's obligations under this Letter, and (2) manufacturers of the Products to be shipped to Consumers, if necessary for such shipping. XXX agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information. XXX agrees to notify Netcentives in writing of any misuse or misappropriation of Confidential Information of Netcentives which may come to XXX's attention.

     (C) The foregoing commitments of XXX shall survive any termination this agreement and shall continue for a period of two (2) years following the date of this Letter.

     (D) XXX agrees that the obligations of XXX provided herein are necessary and reasonable in order to protect Netcentives and its business, and XXX expressly agrees that monetary damages would be inadequate to compensate Netcentives for any breach by XXX of its covenants and agreements set forth herein. Accordingly, XXX agrees and acknowledges that any such violation or threatened violation will cause irreparable injury Netcentives and that, in addition to any other remedies that may be available, in law, in equity or otherwise, Netcentives shall be entitled to obtain injunctive relief against the threatened breach of this agreement or the continuation of any such breach by XXX, without the necessity of proving actual damages.

9)   Indemnification.  XXX shall indemnify, defend and hold harmless
     ---------------
Netcentives, its officers, directors and employees from any claims, losses, attorney's fees, damages, liabilities, costs, expenses, or suits for injury to any person, damage to or loss of property, or any other claim arising out of or resulting from (a) any act or omission of XXX, it employees, or

CONFIDENTIAL                                                       Page 51 of 65
subcontractors, or (b) the breach of any representation, warranty, or covenant by XXX contained herein. Notwithstanding the foregoing, in no event shall XXX be responsible for injuries or events which are solely a result of the gross negligence of Netcentives.

10)  Representations and Warranties of Each Party. Each party to this Letter
     --------------------------------------------
represents and warrants to the other that (a) such party has the full corporate right, power, and authority to enter into this Letter and perform the acts required of it hereunder, (b) the execution of this Letter by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement to which such party is a party or by which it is otherwise bound, and (c) when executed and delivered by such party, this Letter will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

11)  Representations and Warranties of Supplier.  XXX represents and warrants
     ------------------------------------------
that: (i) the Product Information set forth on Exhibit A is complete and accurate; and (ii) XXX owns, or has obtained all necessary rights to sublicense to Netcentives as set forth in this Letter, the Manufacturer Marks.

12)  Independent Contractors.  The relationship of Netcentives and XXX
     -----------------------
established by this Letter is that of independent contractors, and nothing contained in this Letter shall be construed to constitute the parties as agents, partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

13)  Notices.  All notices and demands hereunder shall be in writing and shall
     -------
be delivered by personal service or by facsimile, certified or registered mail, or return receipt express courier to the address of the receiving party set forth on the signature page of this Letter, or to any other address of the receiving party designated by written notice in accordance with this paragraph.

14)  Waiver, Amendment and Modification.  No waiver, amendment or modification
     ----------------------------------
of any provision hereof shall be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No failure by either party to exercise and no delay by either party in exercising any right, power or remedy with respect to the obligations secured hereby shall operate as a subsequent waiver of any such right, power or remedy.

15)  Assignment.  Each of the parties agrees that its rights and obligations
     ----------
under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of the other party, and any assignment make without such consent shall be void; provided, however, that such consent shall
                                    --------  -------
not be required for an assignment of this contract pursuant to a merger, sale of substantially all of the assets, or sale of all of the outstanding stock of either party. This Letter shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

16)  Severability.  In the event that any of the provisions of this Letter shall
     ------------
be held by a court of competent jurisdiction to be unenforceable, such provision will be enforced to the maximum extent permissible and the remaining portions of this Letter shall remain in full force and effect. The parties agree to negotiate in good faith a substitute, valid and enforceable provision that most nearly effects the parties' intent and to be bound by the mutually agreed substitute provision.

17)  Force Majeure.  Neither party shall be responsible for any failure to
     -------------
perform due to unforeseen circumstances or to causes beyond its control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes,

CONFIDENTIAL                                                       Page 52 of 65
shortages of transportation facilities, fuel, energy, labor or materials or failures of telecommunications or electrical power supplies. A party whose performance is affected by a force majeure condition shall be excused from such performance to the extent required by the force majeure condition so long as such party takes all reasonable steps to avoid or remove such causes of nonperformance and immediately continues performance whenever and to the extent such causes are removed.

18)  Entire Agreement; Amendment.  This Letter, together with the Exhibit,
     ---------------------------
constitutes the final and entire agreement between the parties and may not be modified or amended except by a writing signed by both of the parties.

19)  Additional Matters.  The headings and captions used in this Letter are for
     ------------------
convenience only, and shall not in any way affect the interpretation of the provisions of this Letter. This Letter may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument and shall be governed by and construed in accordance with the laws of the State of California, without reference to conflict of laws provisions thereof.

AGREED AND ACCEPTED:

NETCENTIVES INC.

__________________________



XXX, INC.

__________________________


CONFIDENTIAL                                                      Page 53 of 65

                                   EXHIBIT A
                           PRODUCT INFORMATION SHEET

Product Name and Description:

Product Specifications and Features:

Product Warranty Information:

Manufacturer Name:

Product Price:

Estimated Shipping Time from Date of Order:

Special Terms and Conditions:

Manufacturer Mark Authorized for Use on _________________ Site:

Product Photograph:

CONFIDENTIAL                                                      Page 54 of 65

                                   Exhibit H

                           Merchant Software License

This license agreement (the "Agreement") authorizes you (the "Licensee") to use the Licensed Software (as defined below) and related documentation subject to the conditions set forth below. Please read this Agreement carefully before installing the Licensed Software. By downloading, installing and/or using the Licensed Software, Licensee agrees to be bound by the terms and conditions stated below. If Licensee does not agree to all the terms and conditions of this Agreement, Licensee may not download, install, or use the Licensed Software.

1.   DEFINITIONS.  As used in this Agreement, the term "Licensed Software" means
                                                        -----------------
the Netcentives Inc. Incentives Management Services Client Software, in object code form only, made available to Licensee for download or otherwise provided to Licensee by Netcentives in connection with the CoolSavings Program, and any documentation provided therewith. The term "Licensed Software" shall also
                                            -----------------
include source code solely to the extent Netcentives makes source code available to Licensee. The term "Merchant Agreement" means the agreement between Licensee
                       ------------------
and CoolSavings governing Licensee's participation in the CoolSavings Program.

2. INTELLECTUAL PROPERTY AND TITLE. All title in and intellectual property rights related to the Licensed Software are owned by and retained by Netcentives and its licensors, and its structure, organization, and underlying source code are the valuable trade secrets of Netcentives and its licensors. Licensee acknowledges that no title to the intellectual property in the Licensed Software is transferred to Licensee, and Licensee will not acquire any rights to the Licensed Software except for the license as set forth herein. Netcentives reserves all rights not expressly granted herein.

3. LICENSE AND USE. Netcentives hereby grants to Licensee a nonexclusive, nontransferable license, without the right to sublicense, (i) to install the Licensed Software onto a computer hard disk or other permanent storage media of one (1) computer and to load the Licensed Software from the permanent storage media into a central processing unit for purposes of executing the Licensed Software for the sole purpose of participating in the CoolSavings Program and performing its obligations related thereto, and (ii) to use, modify, and incorporate into Licensee's software or systems, the source code made available to Licensee by Netcentives for the sole purpose of customizing the Licensed Software for Licensee's systems. Licensee may not copy, modify, make derivative works of, or distribute the Licensed Software, except: Licensee may make one (1)
                                               ------
copy of the Licensed Software on magnetic media as an archival back-up copy. Licensee must reproduce and include all copyright, trademark, and other proprietary notices of Netcentives with any copies Licensee makes of the Licensed Software. Licensee's agents shall be entitled to exercise the rights granted under this Section 3 on Licensee's behalf, provided that any such agent(s) agree in writing to be bound by the terms of this Agreement.

4. OTHER RESTRICTIONS. The Licensed Software is owned by Netcentives and its licensors and is protected by United States copyright laws and international treaty provisions.

CONFIDENTIAL                                                     Page 55 of 65

Licensee may not copy, export, re-export, sublicense, rent, lease, or distribute the Licensed Software except as expressly permitted under this Agreement. Licensee may not reverse engineer, reverse compile, or disassemble the Licensed Software.

5. SUPPORT. Netcentives will provide telephone and e-mail technical support to Licensee with regard to Licensee's use of the Licensed Software during Netcentives' regular business hours.

6. ERRORS AND BUG FIXES. Licensee agrees to notify Netcentives of any errors, bugs, or defects in the Licensed Software promptly upon discovery thereof. Netcentives will use its reasonable commercial efforts to fix any such errors, bugs, or defects.

7. UPGRADES. Netcentives intends to create and provide to Licensee enhancements, updates, and/or upgrades to the Licensed Software, but is under no obligation to do so. Licensee agrees to download and install any such enhancements, updates, and/or upgrades within (30) days following receipt of notice from Netcentives that such enhancements, updates, and/or upgrades are available for download by Licensee.

8. SECURITY AND INSPECTION. Licensee agrees that at all times Licensee will comply with the physical and logical security obligations related to the Licensed Software set forth in the Policy Manual provided to Licensee by CoolSavings. Licensee agrees to permit Netcentives, its agents, or employees, upon reasonable notice and during regular business hours, to inspect all premises under Licensee's control where the Licensed Software is copied, used or stored, for the sole purpose of verifying compliance with this Agreement.

9. CONFIDENTIALITY. Licensee hereby acknowledge that the Licensed Software contains Netcentives' confidential and proprietary information. Licensee hereby agrees that as to any of the Licensed Software believed by Licensee or identified to Licensee by Netcentives as being confidential or proprietary, Licensee will keep such Licensed Software, or portion thereof, in strict confidence and will not reveal it to anyone unless Licensee is required to disclose it by order of a judicial tribunal or government agency. Notwithstanding any failure to so identify it, any source code made available to Licensee by Netcentives shall be deemed confidential and proprietary information.

10. TERMINATION. This Agreement is effective until terminated. Licensee may terminate this Agreement at any time with notice to Netcentives. Licensee's license rights will automatically terminate immediately without notice if (i) Licensee fails to comply with any material provision of this Agreement, (ii) the Merchant Agreement expires or is terminated for any reason; or the Agreement between Netcentives and CoolSavings expires or is terminated for any reason. In the event of termination, Licensee must destroy the original and all copies of the Licensed Software.

11.  WARRANTIES.

CONFIDENTIAL                                                     Page 56 of 65

     (A) LIMITED WARRANTY. Netcentives warrants and represents to Licensee that: (a) for a period of ninety (90) days from delivery, the Licensed Software, when used for the purpose and in the manner specifically authorized by the Merchant Agreement, shall perform as described in its documentation; and (b) the media on which the Licensed Software is recorded shall be free from defects in materials and workmanship under normal use for a period of ninety (90) days following delivery. This limited warranty shall not apply if the Licensed Software has been: (i) altered or modified except by or at the written direction of Netcentives; (ii) used in a hardware or operating system environment that has not been approved by Netcentives, or (iii) subjected to negligence, or computer or electrical malfunction. In the event of a breach of the express limited warranties set forth above, Licensee's sole and exclusive remedy, and Netcentives sole and exclusive liability shall be, at Netcentives' option, repair or replacement of the Licensed Software.

     (B) WARRANTY DISCLAIMER. EXCEPT FOR THE EXPRESS LIMITED WARRANTIES SET FORTH IN SUBSECTION (A) ABOVE, NETCENTIVES AND ITS LICENSORS DISCLAIM ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LICENSED SOFTWARE. NETCENTIVES DOES NOT WARRANT THAT THE OPERATION OF THE LICENSED SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE.

12. LIMITATION OF LIABILITY. IN NO EVENT WILL NETCENTIVES OR ITS LICENSORS BE LIABLE FOR ANY LOST PROFITS, LOST DATA, OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY, SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, OR INCIDENTAL DAMAGES, ARISING OUT OF THE USE OF THE LICENSED SOFTWARE OR THIS AGREEMENT, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF ANY ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

13. INJUNCTION. In the event that any Licensed Software is, or in Netcentives' sole opinion is likely to be, enjoined due to infringement, Netcentives, at its option and expense, may either (i) modify the Licensed Software so that it becomes noninfringing, (ii) replace the Licensed Software with functionally equivalent non-infringing software, or (iii) if the foregoing alternatives are not reasonably available to Netcentives, accept return of the Licensed Software and terminate this Agreement.

14. SOLE LIABILITY AND REMEDY. THE FOREGOING SECTION 12 AND 13 STATE THE ENTIRE LIABILITY AND OBLIGATION OF NETCENTIVES AND LICENSEE'S EXCLUSIVE REMEDY, WITH RESPECT TO ANY ALLEGED OR ACTUAL INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, OR TRADEMARKS BY THE LICENSED SOFTWARE.

15. GOVERNING LAW. This Agreement shall be construed and interpreted according to the laws of the State of California, without regard for conflicts of law provisions.

CONFIDENTIAL                                                     Page 57 of 65

16. EXPORT RESTRICTIONS. Licensee acknowledges that any obligation of Netcentives to provide the Licensed Software under this Agreement shall be subject in all respects to all United States laws and regulations governing the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States. Licensee shall not export, directly or indirectly, any Licensed Software or related information without first obtaining all required licenses and approvals from the appropriate government agencies.

17. GENERAL. This Agreement constitutes the full and complete understanding of the parties with respect to the subject matter herein and may not be altered or modified, except by written consent of both parties. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this Agreement will remain in full force and effect.

AGREED AND ACCEPTED:

Company Name:__________________________           Date:_______________________

By:____________________________________

Print Name:____________________________

Title:_________________________________

CONFIDENTIAL                                                     Page 58 of 65

                                   Exhibit I

                           Coolsavings Deliverables


          To be provided within 5 business days of the Effective Date

                                                                   Page 59 of 65
CONFIDENTIAL

                                   Exhibit J

                       Direct Competitors of Coolsavings


                                      AOL

                                  BargainDog

                                   CYBERGOLD

                                     DASH

                                  DOUBLECLICK

                                    EXCITE

                                  E-CENTIVES

                                   E-COUPONS

                                    E-SAVE

                                   FREERIDE

                                   FREESHOP

                            HotCoupons/MoneyMailer

                                  LIFEMINDERS

                                   MYPOINTS

                           PlanetU/Upons/NewsAmerica

                                PROMOTIONS.COM

                                  24/7 MEDIA

                               VAL-PAK/COX MEDIA

                               VALUPAGE/CATALINA

                                  Value-Mail

                                    YESMAIL

                                                                   Page 60 0f 65
CONFIDENTIAL

                                   Exhibit K

                       Direct Competitors of Netcentives



                                  AWARDTRACK
                                     BEENZ
                                    CARLSON
                                   CYBERGOLD
                                   ECENTIVES
                                   FREE RIDE
                                    MARITZ
                                 MY POINTS.COM
                                  PASSPOINTS
                                PROMOTIONS.COM
                                   SURFBUZZ
                                  VERTICALONE

                                    YAHOO!

                                    YODLEE

                                                                   Page 61 of 65
CONFIDENTIAL

                                   Exhibit L

                      Implementation and Launch Schedule

          To be provided within 5 business days of the Effective Date

                                   Exhibit M

                      CoolSavings Program Specifications


          To be provided within 5 business days of the Effective Date

                                                                   Page 63 of 65
CONFIDENTIAL

                                   Exhibit N

                        Operation Performance standards


1. System Performance

  a)  System Availability.  Standard monthly average for uptime, where the
      -------------------
      Response Time and Page Generation Time shall be as described herein, shall be no less than ninety eight percent (98%) (which uptime does not include Netcentives' scheduled downtimes for maintenance as set forth below).

  b)  Processing.  Standard monthly average response time ("Response Time") in
      ----------
      processing a user request shall be less than one (1) second for at least ninety percent (90%) of all user requests, which response time shall measure server response time only, not network transmission time or RewardBroker Software processing time. Server response time shall be the response time for applications to appear on the Netcentives' web server.

  c)  Response Time.  The average time for page generation for any Coolsavings
      -------------
      Program Pages that are hosted by Netcentives that are less than 40KB each in total download size, shall be less than or equal to three (3) seconds ("Page Generation Time"). The scope of this Exhibit does not include, under any circumstances, any network transmission factors including, but not limited to, Internet propagation delays outside of the Netcentives' border router and any third party "wrap-around" (i.e. weather, quote, banner advertisement, etc.) service feeds.

  d)  Maintenance.  Regularly scheduled maintenance shall be limited to a
      -----------
      maximum of five (5) hours per week as determined by Netcentives except that such scheduled maintenance periods shall be selected so as to minimize the impact of the downtime on any the Coolsavings program.

  e)  Capacity. Netcentives shall use best efforts to ensure that its operations
      --------
      will sustain a capacity of one and one-half (1.5) times the rolling six
      (6) week average of daily transaction volume of the Coolsavings Program. Until a six (6) week average can be determined, a sustained capacity of seven hundred thousand (700,000) transactions per day will be used.

  f)  Exceptions.  Factors affecting Netcentives adherence to these performance
      ----------
      standards must be factors that are reasonably within Netcentives' control. Netcentives shall not be responsible for, nor liable for any losses or damages relating to, any performance degradation or delays due to technical problems with the Internet or for any Force Majeure Condition.

2. System Outages
                                                                   Page 64 of 65

CONFIDENTIAL

  a)  Definition.  As used in this Exhibit, "System Outage" means any
      ----------
      interruption (which is not scheduled downtime) in the provision of the Coolsavings Program during which Members are unable to access the Coolsavings Program Pages due to no fault of Coolsavings, Coolsavings Partners, or Coolsavings Members. Netcentives shall not be responsible for, nor liable for any losses or damages relating to, any System Outages caused in whole or in part by technical problems with the Internet or by any Force Majeure Condition.

  b)  Transaction Integrity.  In the event of a System Outage, earning
      ---------------------
      transactional data is stored until the transaction can be processed; redemption or account statement capability may not be available during a System Outage.

  c)  Notification. In the event of a System Outage, Netcentives shall contact
      ------------
      Coolsavings promptly. If the System Outage is extended, Netcentives shall periodically provide Coolsavings with a status report of such System Outage for the duration of the System Outage. Without limiting the foregoing, Netcentives shall provide a post-incident summary of each System Outage that shall include: (i) cause of the problem, (ii) method used to correct the problem, and (iii) measures Netcentives will take to prevent similar occurrences in the future.

  d) If Coolsavings experiences a System Outage and has not been notified by Netcentives, Coolsavings or the applicable Coolsavings Partner will contact the Technical Support staff at Netcentives by pager and inform them of such System Outage.


3. Disaster Recovery, Loss of Data.

   a) Disaster Recovery Priorities.  In the event of any data loss related to
      ----------------------------
      the CoolSavings Program, Netcentives shall first restore the Coolsavings Program Pages to ensure that user requests can continue being received and users are not denied access to the CoolSavings Program..

   b) Loss of Data.  Loss of stored data may occur when both the primary and
      ------------
      backup storage devices fail. Recovery involves Netcentives reverting to offline or archived storage to restore the lost data. Netcentives will back up all log data for the CoolSavings Program on a regular basis.

                                                                   Page 65 of 65
CONFIDENTIAL